UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

FIRST HAWAIIAN, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

First Hawaiian, Inc.

2022

Notice of Annual Meeting and Proxy Statement

COMPANY PROFILE

First Hawaiian, Inc. (NASDAQ: FHB) is a bank holding company, incorporated in the State of Delaware and headquartered in Honolulu, Hawaii. Its wholly owned bank subsidiary, First Hawaiian Bank (www.fhb.com), founded in 1858, is Hawaii’s oldest financial institution. As of December 31, 2021, FHB was the largest bank in Hawaii in terms of total assets, loans and leases, deposits and net income. The Bank has branches located throughout the State of Hawaii, Guam and Saipan, and offers a comprehensive suite of banking services to consumer and commercial customers including loans, deposit products, wealth management, insurance, trust, retirement planning, credit card and merchant processing services.

2021 AT-A-GLANCE
$265.7M	$13.0B	56.5%	$75.0M

Net income, up 43%	Loans and leases, down 2%	Efficiency ratio, outperforming peer Hawaii banks	Common stock repurchased in 2021
43%	$25B	0.05%	0.10%

Increase in diluted earnings, to $2.05 per share	Total assets	Ratio of non-accrual loans and leases to total loans and leases	Net charge-offs to average total loans and leases
$21.8B	2.43%	9.81%/ 15.51%*	>2,000

Deposits: #1 in Hawaii	Net interest margin, down 34 points	Return on average total stockholders’ equity / return on average tangible stockholders’ equity	Employees

*
Represents a non-GAAP measure. Please see Annex A for an explanation and reconciliation.

OUR PILLARS OF SUSTAINABILITY

Promoting healthy profitability through Values-Based Governance	Protecting the Company and its stakeholders through Responsible Risk Management	Growing our capacity by Investing in Company Culture and our Employees	Accepting our responsibility as an organization for Improving our Environmental Impact	Increasing the potential of our communities by investing in programs that Maximize Social Impact

CEO’S MESSAGE
March 11, 2022
TO OUR STOCKHOLDERS:
I am pleased to invite you to our 2022 Annual Meeting of Stockholders to be held Wednesday, April 20 at 8:00 am, Hawaiian Standard Time. While the world appears to be slowly moving toward a more open meeting environment, out of an abundance of caution to ensure everyone’s health and safety, we will once again conduct our Annual Meeting in a virtual only forum via webcast.
Time and time again during 2021, despite the continuing worldwide COVID pandemic and a completely new work environment for all of us, we continued to step up for our customers, employees and the communities we serve. I am extraordinarily proud that, despite these ongoing challenges, we were able to continue our success in our 163rd year of relationship banking. During the summer of 2021, before the COVID-19 omicron variant emerged, Hawaii saw a strong rebound in tourism, leading to increased economic activity. Our asset quality remained strong, and we saw a significant increase in profitability in 2021, as net income increased by $80.0 million or 43% year over year.
At First Hawaiian, we continue to be guided by a common purpose: to make financial lives better by connecting those we serve with the resources they need to be successful. Our purpose and values form the foundation of our culture—a culture that is rooted in trust, accountability and thoughtful risk management throughout the organization. This past year we continued to transform our digital banking footprint, update our data security framework and set the stage for our conversion to a new core banking system that will feature a modern open API architecture. These changes will help us better serve our customers and improve the customer experience by providing them with better tools to manage their finances and more convenience in doing business with us at anytime from anywhere.
Our Annual Meeting
Our Board of Directors and senior officers, as well as representatives from our independent registered public accounting firm, will be present at the Annual Meeting to respond to your questions. I encourage you to read our 2022 Proxy Statement, our 2021 Annual Report and the other proxy materials prior to the meeting. Instructions on how to vote begin on page 2. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided or vote telephonically or electronically using the telephone or Internet voting procedures described on your proxy card at your earliest convenience.
Together with our Board of Directors, we remain committed to building long-term value for our stockholders. Thank you for your continued support of First Hawaiian Bank.
Sincerely,
Robert S. Harrison
Chairman, President and Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Notice Hereby is Given that the 2022 Annual Meeting of Stockholders of First Hawaiian, Inc. will be held:
WHEN	WHO MAY VOTE	ACCESS
Wednesday, April 20, 2022, 8:00 a.m., Hawaii Standard Time	Stockholders of record on the record date, February 25, 2022
Via webcast at https://web.lumiagm.com/224987645; access available beginning at 7:30 a.m., local time in Honolulu, Hawaii, on April 20, 2022. Enter your voter control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, along with the password of fh2022 (case sensitive).

At the Annual Meeting, we will ask you to consider and vote upon these proposals.
Items of Business
1.	The election to our Board of Directors of the eight nominees named in the attached Proxy Statement to serve until the 2023 Annual Meeting of Stockholders
	• W. Allen Doane • Robert S. Harrison	• Faye W. Kurren • James S. Moffatt	• Kelly A. Thompson • Allen B. Uyeda	• Vanessa L. Washington • C. Scott Wo
2.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement
3.	The ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022
4.	Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof
This year’s Annual Meeting will be held exclusively online via live webcast on Wednesday, April 20, 2022, at 8:00 a.m., Hawaii Standard Time. You will be able to attend the meeting online and submit questions during the meeting. You will also be able to vote your shares electronically at the Annual Meeting.
The Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY WITH YOUR VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE OR INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MAIL.

Honolulu, Hawaii March 11, 2022	By Order of the Board of Directors, Joel E. Rappoport Executive Vice President, General Counsel and Secretary

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON APRIL 20, 2022*

Our Proxy Statement, our 2021 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available on our website at http://proxy.fhb.com. Except as stated otherwise, information on our website is not considered part of this Proxy Statement.

By March 11, 2022, we will have sent to certain of our stockholders a Notice of Availability of Proxy Materials (“Notice”). The Notice includes instructions on how to access our Proxy Statement, our 2021 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and vote online. Stockholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about March 16, 2022. For more information, see “Frequently Asked Questions about the Annual Meeting and Voting.”

PROXY STATEMENT
1	PROXY STATEMENT SUMMARY
13	CORPORATE GOVERNANCE AND BOARD MATTERS
13	PROPOSAL 1—ELECTION OF DIRECTORS
14	DIRECTOR NOMINEES
22	BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
22	Meetings
22	Director Independence
23	Board Leadership Structure and Qualifications
25	Committees of Our Board of Directors
28	Compensation Committee Interlocks and Insider Participation
30	Board Oversight of Risk Management
32	Corporate Governance Guidelines and Code of Conduct and Ethics
32	Stockholder Communications with the Board of Directors
33	2021 Director Compensation
34	Stock Ownership Guidelines for Non-Employee Directors
35	EXECUTIVE COMPENSATION
35	PROPOSAL 2—Advisory Vote on the Compensation of Our Named Executive Officers
37	COMPENSATION DISCUSSION AND ANALYSIS
37	Named Executive Officers
37	2021 Business Performance
38	Capital Highlights
38	Navigating the COVID-19 Pandemic
39	2021 Compensation Summary
39	2022 CEO Compensation
40	Our Compensation Philosophy
42	2021 Compensation Framework
42	Compensation Governance Practices
43	Compensation Governance Process
44	Benchmarking Compensation
45	2021 CEO Compensation
46	2021 Stockholder Outreach
48	Key Components of Compensation
55	Employment Agreements and Offer Letters
56	Other Benefits and Retirement Plans
58	Compensation Risk Management and Governance Policies
59	Deductibility of Executive Compensation
59	Assessing Risk in Our Compensation Programs
60	Change in CEO Pension Value in the Summary Compensation Table
60	Compensation Committee Report
61	Executive Compensation Tables
61	Summary Compensation Table
63	2021 Grants of Plan-Based Awards
64	Outstanding Equity Awards at 2021 Fiscal Year End
65	2021 Stock Vested
65	2021 Pension Benefits
66	2021 Nonqualified Deferred Compensation
69	Potential Payments upon Termination or Change in Control
70	Pay Ratio Disclosure
71	AUDIT MATTERS
71	PROPOSAL 3―RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
72	AUDIT COMMITTEE REPORT
73	PRINCIPAL ACCOUNTANT FEES
73	PREAPPROVAL POLICIES AND PROCEDURES
74	BIOGRAPHIES OF EXECUTIVE OFFICERS
77	STOCK OWNERSHIP
77	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
79	Delinquent Section 16(a) Reports
79	Business Relationships and Related Party Transactions Policy
80	FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
85	OTHER BUSINESS
85	STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
86	DISTRIBUTION OF CERTAIN DOCUMENTS
A-1	ANNEX A—NON-GAAP RECONCILIATION

Forward-Looking Statements
This Proxy Statement includes forward-looking statements. These statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

PROXY STATEMENT SUMMARY
The following summary highlights information contained elsewhere in this Proxy Statement and provides context related to the matters to be voted on at the 2022 Annual Meeting of Stockholders of First Hawaiian, Inc. (“First Hawaiian,” “FHI,” “we,” “our,” “us” and the “Company”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2021 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

2022 ANNUAL MEETING INFORMATION
WHEN	RECORD DATE	ACCESS
Wednesday, April 20, 2022, 8:00 a.m., Hawaii Standard Time	February 25, 2022
Via webcast at https://web.lumiagm.com/224987645; access available beginning at 7:30 a.m., local time in Honolulu, Hawaii, on April 20, 2022. Enter your voter control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, along with the password of fh2022 (case sensitive). Once admitted to the meeting platform, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website. There will not be a physical meeting in Hawaii or anywhere else.

Meeting Agenda
Proposal		Board Voting Recommendation	See Page
1.	The election to our Board of Directors of the eight nominees named in the attached Proxy Statement to serve until the 2023 Annual Meeting of Stockholders	FOR each director nominee	13
2.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement	FOR	35
3.	The ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	71
We will also act on any other business that is properly raised.
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	1

PROXY STATEMENT SUMMARY
How to Vote
Our Annual Meeting will be conducted exclusively online via live webcast, allowing all of our stockholders the option to participate in the live, online meeting from any location convenient to them and providing stockholder access to our Board and management. For further information on the virtual meeting, please see the “Frequently Asked Questions about the Annual Meeting and Voting” section in this Proxy Statement.

BY TELEPHONE	BY INTERNET	BY MAIL
Registered holders may call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries
Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the Internet.

During the Annual Meeting, visit our Annual Meeting website at https://web.lumiagm.com/224987645.
Complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope
•
Have your proxy card available and follow the instructions.

•
Proxy cards submitted by mail must be received by us by April 19, 2022.

Beneficial Owners

•
If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

2	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY
PERFORMANCE HIGHLIGHTS
2021 Business Performance

•
During the summer, before the COVID-19 omicron variant emerged, Hawaii saw a strong rebound in tourism, leading to increased economic activity.

•
Asset quality remained strong, and we saw a significant increase in profitability, as net income increased by $80.0 million or 43% year over year.

*
Represents a non-GAAP measure. Please see Annex A for an explanation and reconciliation.

Capital Highlights

•
We are committed to remaining well capitalized while returning excess capital to our stockholders.

•
In January 2022, we announced that the Board of Directors adopted a stock repurchase program for up to $75.0 million during 2022.*

12.24%	$134.1M	$75.0M

Common Equity Tier 1 capital ratio at December 31, 2021	In dividend payments; maintained quarterly dividend at $0.26 per share	Common stock repurchased during 2021

*
The timing and amount of share repurchases are influenced by various internal and external factors.

Navigating the COVID-19 Pandemic
The global health crisis created by the COVID-19 pandemic presented unprecedented challenges and volatility in the economic and business environment during the majority of 2020, carrying into 2021. Since the declaration of the global pandemic, we have been focused on our business and human response to the crisis—managing and operating our business as seamlessly as possible, and supporting our employees, customers and communities as we weathered the crisis together.
As a Hawaii-based financial institution, a healthy economy is critical to our business as it is for all banks across the country. Hawaii achieved one of the highest vaccination rates in the country, and with tourism being the primary driver of revenue for our local economy, we are seeing visitors return and businesses re-opening.
Over the past year, we increased our efforts and attention to loan growth, return of capital, managing asset quality and preserving capital and liquidity while maintaining our focus on protecting employees, customers and communities.
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY
For Our Employees:

•
Just as we did in 2020, we maintained our workforce without the need for any furloughs or layoffs. Providing work, life and health-related support for our employees continues to be a top priority. Ranked as Hawaii’s top bank by Forbes magazine, First Hawaiian also offers exceptional support for career growth. The company provides a generous benefits package, award-winning professional development programs and flexible work schedules, ensuring that employees are provided with the opportunities they need to have a rewarding experience.

For Our Customers:

•
To support and help our local businesses survive, in 2020 we implemented the US Treasury’s Paycheck Protection Program (the “PPP”). During 2020 and 2021, we originated approximately 10,000 PPP loans, totaling $1.4 billion. During 2021, we supported many of our customers through the forgiveness process, and at December 31, 2021, only approximately 1,000 PPP loans, totaling $222 million, remained outstanding.

•
Many of the branches we closed during 2020 we were able to reopen, with 19 branches coming back online in 2021. We continue to maintain social distancing at all our facilities, as well as workplace sanitization practices.

For Our Community:

•
FHB Foundation grants, along with employee donations, helped to alleviate hardships felt throughout our island communities. In 2020, philanthropic contributions of approximately $5.77 million were made to over 200 charities in Hawaii, Guam and Saipan from First Hawaiian Bank, the FHB Foundation and our Kokua Mai employee giving campaign.

Despite the ongoing business disruptions from COVID-19, we have maintained a healthy balance sheet and strong asset quality, and we are well positioned for interest rate increases. We continue to serve as a source of strength for our communities and customers and believe we can prosper in the short- and long-term.
4	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY
OVERVIEW OF THE BOARD NOMINEES*
Director Nominees
					Committees
Director Nominee and Principal Occupation	Age	Director since(1)	Independent	Public Boards	Audit	Compensation	Corporate Governance & Nominating	Risk
Robert S. Harrison Chairman of the Board, President and Chief Executive Officer, First Hawaiian	61	2016		1
W. Allen Doane Retired Chairman and Chief Executive Officer, Alexander & Baldwin, Inc.	74	2016		1
Faye W. Kurren Retired President and Chief Executive Officer, Hawaii Dental Service	71	2018		1
James S. Moffatt Retired Vice Chairman and Global CEO, Deloitte Consulting	63	2021		2
Kelly A. Thompson Retired Senior Vice President, Chief Operating Officer, Samsclub.com	52	2021		3
Allen B. Uyeda Retired Chief Executive Officer, First Insurance Company of Hawaii, Ltd.	72	2016		1
Vanessa L. Washington Retired Senior Executive Vice President, General Counsel and Secretary, Bank of the West	62	2020		1
C. Scott Wo Owner/Executive, C.S. Wo & Sons, Ltd.; Partner/Manager, Kunia Country Farms; and Adjunct Professor of Management, Columbia Business School in New York City	56	2018		1
Meetings in 2021 Board―7					5	6	4	4

Chairman of the Board	Committee Chair	Committee Member	Lead Independent Director	Audit Committee financial expert

*
Current Directors Matthew J. Cox and Jenai S. Wall will conclude their service on our Board of Directors at the Annual Meeting and are not listed here.

(1)
Refers to the period from the completion of our IPO in August 2016.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY
Snapshot of the Board
Board Diversity, Director Independence and Tenure*

Independence

1
90%
independent
9

Gender Diversity

4
40%
women
6

Ethnic Diversity

5
50%
diverse
5

Financial Expertise

100%
of Audit
Committee
3

Age

70s
3
50s
2
average
63.4
years
5
60s

Tenure*

>5
yrs
4
<3 yrs
3
average
3
years
3
3-5
yrs

*
Refers to the period from the completion of our IPO in August 2016.

Board Diversity Matrix*

	Board Diversity Matrix (As of March 11, 2022)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	6	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

*
The Board Diversity, Director Independence and Tenure graphs, and the Board Diversity Matrix, include all current directors.

6	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY

*
Refers to the period from the completion of our IPO in August 2016.

Board Expertise

The following section summarizes the specific skills, professional experience and background information of each director nominee that led the Board of Directors to conclude that each such person should serve on the Board of Directors.
Director Skills and Experience	W. ALLEN DOANE	ROBERT S. HARRISON	FAYE W. KURREN	JAMES S. MOFFATT	KELLY A. THOMPSON	ALLEN B. UYEDA	VANESSA L. WASHINGTON	C. SCOTT WO	# of 8 nominees	% of 8 nominees
Audit and financial reporting	●	●	●	●		●		●	6	75%
Banking		●					●		2	25%
Finance	●	●	●	●		●		●	6	75%
Public company	●	●		●			●		4	50%
Community affairs / engagement	●	●	●	●	●	●	●	●	8	100%
Executive leadership	●	●	●	●	●	●	●	●	8	100%
Real estate	●						●		2	25%
Legal and regulatory			●				●		2	25%
Technology				●	●				2	25%
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	7

PROXY STATEMENT SUMMARY
FIRST HAWAIIAN COMMITMENT TO GOVERNANCE, SOCIAL AND ENVIRONMENTAL MATTERS
We are committed to having sound corporate governance practices including environmental, social and governance (“ESG”) oversight. Our Environmental, Social and Governance Report (“ESG Report”), Corporate Governance Guidelines and other applicable policies highlight our investment in the development, career advancement and health and safety of our employees, maintenance and support of our customer relationships, service and support of our communities and attention to environmental stewardship to keep our planet and environment sustainable. Our practices are important to how we manage our business and maintain our integrity in the marketplace. In setting our practices, we seek to balance our corporate and stockholder interests, while considering applicable market practices and trends.
Our Corporate Governance Guidelines set forth a framework for our Company with respect to specific corporate governance practices. The guidelines are reviewed at least annually by the Corporate Governance and Nominating Committee, as well as amended from time to time to continue evolving our ESG practices. With a focus on delivering long-term stockholder value, the backbone of our corporate governance program is to provide transparent disclosure to all stakeholders on an ongoing and consistent basis.
8	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Our Board is composed of skilled and diverse directors who follow established, robust corporate governance practices and policies. The Board believes strongly in the value of an independent board of directors and has established a Lead Independent Director role with broad responsibility. The following overview provides a snapshot of our corporate governance structure and processes, including key aspects of our Board operations.
Accountability to Stockholders	Proportionate and Appropriate Stockholder Voting Rights	Regular and Proactive Stockholder Engagement

All directors are elected annually

Eligible stockholders may include their director nominees in our proxy materials
Majority voting standard for director elections

Annual say-on-pay advisory vote

Policy against pledging Company stock
Mandatory retirement age for directors

First Hawaiian has one outstanding class of voting stock. We believe in a “one share, one vote” standard

We do not have a “poison pill”

No supermajority voting requirements in Certificate of Incorporation or Bylaws

Our investor relations team maintains an active, ongoing dialogue with investors and portfolio managers year-round on matters of business performance and results

We engage on governance, our strategic framework, compensation, human capital management and sustainability matters with our largest stockholders’ governance teams

Independent Board Leadership Structure	Effective Board Policies and Practices	Management Incentives that are Aligned with the Long-Term Strategy of the Company

The Board considers the appropriateness of its leadership structure annually and discloses in the proxy statement why it believes the current structure is appropriate

All members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent of the Company and its management

Our Corporate Governance Guidelines call for the designation of an independent lead director

Our Corporate Governance Guidelines require a majority of our directors to be independent (currently seven of eight director nominees are independent)

Our Board is composed of accomplished professionals with experience, skills and knowledge relevant to our business, resulting in a high-functioning and engaged Board (a matrix of relevant skills is presented above on page 7)

Executive sessions of independent directors are held at the Board and committee levels

Each standing committee has a charter that is publicly available on our website and that meets applicable legal requirements and reflects good governance

The Company has a Code of Business Conduct and Ethics applicable to all employees and directors of the Company

We conduct annual reviews of director skill sets and experience together with annual board and committee performance reviews

Our directors are encouraged to participate in educational programs relating to corporate governance and business-related issues, and the Company provides funding for these activities

We require robust stock ownership for directors (increased this year to 5x annual cash retainer), CEO (6x base salary) and other NEOs (2x base salary)

The Compensation Committee annually reviews and approves incentive program design, goals and objectives for alignment with compensation and business strategies

Our compensation philosophy and practices are focused on using management incentive compensation programs to achieve the Company’s short- and long-term goals, creating long-term stockholder value

We maintain a robust compensation clawback policy

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	9

PROXY STATEMENT SUMMARY
Corporate Social Responsibility
We seek to integrate sustainability considerations into our business strategies, products and services, thought leadership and operations. We offer financial solutions that provide positive long-term benefits for our customers, employees and other stakeholders, as well as for the environment and global communities.
Our people are our most important asset. To facilitate talent attraction and retention, we strive to support a diverse and inclusive workplace, with a strong culture and opportunities for our employees to grow and develop in their careers and to be supported by competitive compensation, benefits and health and wellness programs.
Supporting the island communities where we do business has always been a priority. First Hawaiian is the only Hawaii bank to earn an Outstanding rating for Community Reinvestment over nine consecutive FDIC evaluation periods since 1995 and has led the for-profit companies in Hawaii Business magazine’s “Hawaii’s Most Charitable Company” for the past 10 years.
First Hawaiian Bank, its Foundation and our employees contribute annually to more than 200 charities in the areas of COVID-19 relief and recovery, education and financial literacy, health and human services and arts and culture ($5.77 million in donations in 2020). Professional development courses are a key component of our employee satisfaction and retention. Together with our award-winning online talent development program, we are able to achieve an inclusive and healthy work environment for our 2,000+ employees.

4,000	4,500	90+

Pounds of e-waste collected and properly disposed of	Energy Star monitors used throughout our facilities	Professional development courses in our award-winning, online talent development program and an inclusive and healthy work environment for our 2,000+ employees
Environmental Impact
Hawaii has the highest energy costs of any state due to the high price of shipping petroleum to the archipelago. In 2021, First Hawaiian continued to actively pursue sustainability goals of maintaining energy efficient facilities, reducing waste, advancing sustainable transportation and encouraging employees to participate in ongoing community-led sustainability initiatives.
Our direct environmental impact stems primarily from the operations of our branch offices in Hawaii, Guam and Saipan. We strive to manage these offices in an efficient and environmentally sustainable manner, and we continue to find new and innovative ways to reduce our carbon footprint. Our current initiatives focus on energy and greenhouse gas reductions, limiting paper waste, increasing recycling efforts, advising on sustainable transactions, conserving energy and encouraging employees to use environmentally friendly forms of transportation. Ensuring the implementation of sustainable practices ultimately serves the long-term interest of our stockholders, our customers, our employees and the communities in which we work and live.
Our bank’s headquarters, the tallest building in downtown Honolulu, was built 26 years ago in 1996 to Energy Star standards. Since then, we have made energy-efficient upgrades to our facilities as well as key building systems at our First Hawaiian Bank headquarters and at our operations facility. At First Hawaiian Center, we have a building-wide initiative to upgrade all common areas with higher efficiency LED technology. In 2021, we expanded this effort from its focus on common areas at First Hawaiian Center to include the entire building. The project is underway and expected to be complete by the third quarter of 2022.
We also launched a partnership with Carbon Lighthouse in 2022 to reduce CO2 emissions through energy efficiency projects in lighting, HVAC, and/or related controls. The bank enrolled First Hawaiian Center as the
10	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

PROXY STATEMENT SUMMARY
pilot site in the Carbon Lighthouse Unified Engineering System (CLUES) platform. CLUES will identify and quantify energy efficiency measures for consideration. Following implementation of selected measures, the platform will track the results, ensuring both financial and environmental benefits persist. Through this partnership, the bank saw a 10% reduction in kilowatt usage in December 2021 and plans to expand this program across the center. We anticipate continued savings and a decrease in energy usage through 2022.
These are just some of the many sustainability initiatives that we are proud to implement as we continue to develop a comprehensive strategy to reduce our carbon footprint as an organization.
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	11

PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS
We believe the design and governance of our executive compensation program encourages executive performance consistent with the highest standards of risk management. The following table summarizes the notable features of our 2021 executive compensation program, which were designed to align with “best practice” compensation governance.
Practices We Employ	Practices We Avoid

Substantial portion of pay in the form of variable, performance-based awards

75% of CEO’s 2021 compensation was performance-based

Stock ownership guidelines for our executives and non-employee directors

Engage with stockholders on governance and compensation

Double-trigger vesting for executive change-in-control payments

Clawback policy that applies to cash and equity compensation

Independent compensation consultant and independent Board Compensation Committee

Annual risk assessment of compensation policies and program design

Annual evaluation of our peer group to ensure ongoing relevance of each peer member

Strong risk and control policies and consideration of risk management factors in making compensation decisions

Hedging, speculative trading or pledging of shares of Company stock held by employees or directors is prohibited

No gross-up of severance payments or benefits for excise taxes

No dividends paid on unearned performance units or shares

No discounting, reloading or repricing of stock options without stockholder approval

No automatic share replenishment (evergreen) provisions in any share-based plans

No single-trigger vesting of equity-based awards held by executives upon change in control

No new benefit accruals under executive pensions

No multi-year compensation guarantees that could incentivize imprudent risk-taking

12	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE
GOVERNANCE AND
BOARD MATTERS
PROPOSAL 1—ELECTION OF DIRECTORS
Election of Directors
Proposal
•
We are asking stockholders to elect the eight nominees named in this proxy statement to serve on our Board until the 2023 annual meeting of stockholders or until their successors have been duly elected and qualified.

Background
•
All eight nominees currently serve on our Board

•
Seven of the eight nominees are independent

•
38% of the nominees are women

•
50% of the nominees represent an ethnic minority

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees for director.

Our Board currently has ten members, consisting of our Chief Executive Officer and President (who also serves as Chairman of the Board) and nine other directors, all of whom are “independent” under the listing standards of NASDAQ. The terms of office of all ten directors expire at the Annual Meeting. As previously announced, Ms. Jenai S. Wall and Mr. Matthew J. Cox notified us that they would not stand for re-election to the Board at the 2022 Annual Meeting. In connection with the Annual Meeting, the size of our Board will be reduced to eight members.
At the Annual Meeting, you will be asked to elect the eight individuals to serve on the Board that the Board has nominated for re-election, each to serve for a one-year term expiring at the next annual meeting of stockholders in 2023. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.
All of our directors are elected annually by the affirmative vote of a majority of votes cast.
•
A director who fails to receive a majority of FOR votes will be required to tender his or her resignation to our Board.

•
Our Corporate Governance and Nominating Committee will then assess whether there is a significant reason for the director to remain on our Board and will make a recommendation to our Board regarding the resignation.

For detailed information on the vote required for the election of directors and the choices available for casting your vote, please see “Frequently Asked Questions About the Annual Meeting and Voting.”
Required Vote
With regard to the election of the director nominees, votes may be cast in favor or against. A majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the 2022 Annual Meeting). A majority of the votes cast means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee.

The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees named below.
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	13

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR NOMINEES
The Corporate Governance and Nominating Committee of the Board seeks candidates for nomination to the Board who are qualified to be directors consistent with the Company’s corporate governance guidelines, as described below under the section entitled “Board of Directors, Committees and Governance—Corporate Governance Guidelines and Code of Conduct and Ethics.” In evaluating the suitability of individuals for Board membership, the Corporate Governance and Nominating Committee considers many factors. Those factors include:
•
whether the individual meets various independence requirements;

•
the individual’s general understanding of the varied disciplines relevant to the success of a publicly traded company in today’s business environment;

•
understanding of the Company’s business and markets;

•
professional expertise and educational background; and

•
other factors that promote diversity of views and experience.

The Corporate Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recruiting and recommending a slate of directors that can best perpetuate the Company’s success and represent stockholder interests through the exercise of sound judgment, based on its diversity of experience. In determining whether to recommend a director for re-nomination, the Corporate Governance and Nominating Committee also considers the director’s attendance at, participation in and contributions to Board and committee activities.
The following table sets forth certain information regarding the director nominees standing for re-election at the Annual Meeting. Additional biographical information on each of the nominees is included below.

Name	Age(1)	Tenure	Independent(2)	Position
Robert S. Harrison	61	2016		Chairman of the Board, President and CEO
W. Allen Doane	74	2016		Director
Faye W. Kurren	71	2018		Director
James S. Moffatt	63	2021		Director
Kelly A. Thompson	52	2021		Director
Allen B. Uyeda	72	2016		Lead Independent Director
Vanessa L. Washington	62	2020		Director
C. Scott Wo	56	2018		Director

(1)
As of March 11, 2022.

(2)
“Independent” under NASDAQ listing standards.

In considering the nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Corporate Governance and Nominating Committee and the Board have concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees. There are no family relationships among any directors and executive officers. Each nominee has indicated a willingness to serve, and the Board has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees is not available for election, proxies may be voted for the election of other persons selected by the Board. Proxies cannot, however, be voted for a greater number of persons than the number of nominees named. Stockholders of the Company have no cumulative voting rights with respect to the election of directors.

14	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR NOMINEE BIOGRAPHIES
COMMITTEES • Audit • Corporate Governance and Nominating	W. Allen Doane	Age 74 Independent Director since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2016 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (1999 to present)

•
Chairman of the Audit Committee (2012 to present)

BANCWEST
•
Member of the Board of Directors (2004 to 2006 and 2012 to January 2019)

ALEXANDER & BALDWIN, INC., a Hawaii public company with interests in, among other things, commercial real estate and real estate development
•
Chairman and Chief Executive Officer (1998 to 2010, upon retirement)

•
Served in a variety of executive roles (1991 to 1998)

SHIDLER GROUP, a real estate investment organization
•
Chief Operating Officer

IU INTERNATIONAL CORPORATION, a Philadelphia-based public company
•
Served in a variety of executive positions

C. BREWER & CO. LTD., one of Hawaii’s oldest operating companies, which has since been dissolved
•
Served in a variety of executive positions

OTHER PUBLIC COMPANY DIRECTORSHIPS
•
Current member of the Board and the Audit Committee, Pacific Guardian Life Insurance Company, the largest domestic life and disability insurer in Hawaii

•
Member of the Board (1998-2020) and the Audit Committee (2010 to 2020), Alexander & Baldwin, Inc.

EDUCATION
•
M.B.A., Harvard Business School

•
Bachelor’s degree, Brigham Young University

QUALIFICATIONS
•
As the retired Chairman and Chief Executive Officer of Alexander & Baldwin, Inc., Mr. Doane brings to the First Hawaiian Board broad-based knowledge about Hawaii and its business environment, as well as extensive financial and managerial experience.

•
Mr. Doane’s experience leading a large, publicly traded, diversified company focused on ocean transportation and real estate, combined with his experience at First Hawaiian, brings valuable insight to the Board in overseeing a wide range of banking, audit and financial matters.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	15

CORPORATE GOVERNANCE AND BOARD MATTERS
Robert S. Harrison	Age 61 Chairman of the Board since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Chairman and Chief Executive Officer (2016 to present)

•
President (August 2019 to present)

FIRST HAWAIIAN BANK
•
Chairman and Chief Executive Officer (January 2012 to present)

•
President (August 2019 to present)

•
President (December 2009 to June 2015)

•
Chief Operating Officer (December 2009 to January 2012)

•
Vice Chairman (2007 to 2009)

•
Chief Risk Officer (2006 to 2009)

•
Mr. Harrison joined First Hawaiian Bank’s Retail Banking group in 1996 and has over 30 years of experience in the financial services industry in Hawaii and on the U.S. mainland

BANCWEST CORPORATION (“BancWest”)
•
Vice Chairman (2010 to 2019)

OTHER PUBLIC COMPANY DIRECTORSHIPS
•
Alexander & Baldwin, Inc., a Hawaii publicly traded company with interests in, among other things, commercial real estate and real estate development (2012 to 2020)

OTHER ENGAGEMENTS
•
Current Chairman, Hawaii Medical Service Association, the Blue Cross/Blue Shield affiliate in Hawaii

•
Current member of the Board, Pacific Guardian Life Insurance Company, the largest domestic life and disability insurer in Hawaii

•
Current member of the Board, Hawaii Community Foundation

•
Current member of the Board, Hawaii Bankers Association

•
Current member of the Board, Hawaii Business Roundtable

•
Current member of the Board, Maryknoll Foundation

•
Current member of the Executive Committee, Mid-Size Bank Coalition of America

EDUCATION
•
M.B.A., Cornell University

•
Bachelor’s degree in Applied Mathematics, University of California, Los Angeles

QUALIFICATIONS
•
Mr. Harrison’s qualifications to serve on the Board include his operating, management and leadership experience as First Hawaiian Bank’s Chairman, President and Chief Executive Officer, as well as his prior experience as First Hawaiian Bank’s Chief Operating Officer and as its Chief Risk Officer.

•
Mr. Harrison has extensive knowledge of, and has made significant contributions to, the growth of First Hawaiian and First Hawaiian Bank.

•
Mr. Harrison also brings to First Hawaiian’s Board his expertise in the financial services industry generally and in Hawaii in particular.

16	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Audit • Corporate Governance and Nominating	Faye Watanabe Kurren	Age 71 Independent Director since 2018

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2018 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2005 to present)

•
Currently serves on the Senior Trust Committee of the Board of Directors of the Bank

HAWAII DENTAL SERVICE, a Honolulu, Hawaii-based dental insurance company with the largest network of participating dentists in Hawaii
•
President and Chief Executive Officer (2003 to 2014, upon retirement)

TESORO HAWAII, LLC, a former subsidiary of Marathon Petroleum (f/k/a Tesoro Corporation and Andeavor)
•
President (1998 to 2003)

OTHER ENGAGEMENTS
•
Current Advisory Director, First Insurance Company of Hawaii

•
Past Chairperson of the Hawaii State Commission on the Status of Women

•
Past Chairperson, University of Hawaii Foundation

•
Past Chairperson, Hawaii State Chapter of the American Red Cross

EDUCATION
•
J.D., University of Hawaii

•
Masters of Arts in Sociology, University of Chicago

•
Bachelor of Arts in Sociology, Stanford University

QUALIFICATIONS
•
Ms. Kurren’s experience as the president and chief executive officer of a major, local healthcare insurance company provides her with extensive experience in an important local industry and provides the Board with expertise in management and corporate governance matters.

•
In addition, having served as the president of the subsidiary of a publicly traded company, Ms. Kurren possesses financial skills that qualify her as one of three audit committee financial experts serving on the Audit Committee.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	17

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Risk	James S. Moffatt	Age 63 Independent Director since 2021

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2021 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2021 to present)

DELOITTE CONSULTING, a leading international consulting business
•
Vice Chairman, global consulting business (2018)

•
Chief Executive Officer, global consulting business (2015-2017)

•
Chairman and Chief Executive Officer, US consulting business (2011-2015)

OTHER ENGAGEMENTS
•
Current director of Digital Transformation Opportunities Corp., a publicly traded blank check company formed for the purpose of effecting a merger, stock exchange, asset purchase or other transaction with one or more businesses

•
Current director of Optiv, a cybersecurity solutions integrator

•
Current director of Icertis, a contract lifecycle management company

•
Current director of AmplifAI, a cloud-based software company leveraging artificial intelligence to improve sales and service

•
Advisor to various private equity and venture capital investment firms and an advisor to, or on the advisory board of, a number of their portfolio companies

EDUCATION
•
M.B.A., UCLA Anderson School of Management

•
Bachelor’s degree, University of California, San Diego

•
Graduate of the Directors’ Consortium at Stanford University Graduate School of Business

•
Graduate of the Master Class of the National Association of Corporate Directors

QUALIFICATIONS
•
Mr. Moffatt’s service at the most senior levels of a preeminent consulting business provides the First Hawaiian Board with significant leadership, operating and management experience.

•
Having worked in business consulting for 30 years and currently serving as an advisor to or director of a variety of companies, Mr. Moffatt brings sophisticated business acumen to the Board.

•
Mr. Moffatt also provides the Board with audit and finance skills.

18	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Risk	Kelly A. Thompson	Age 52 Independent Director since 2021

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2021 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2021 to present)

WALMART, INC.
•
Senior Vice President and Chief Operating Officer of Samsclub.com and member of Sams Club Leadership Committee, responsible for e-commerce merchandising, business intelligence, marketing, supply chain and business operations (2017-2019)

•
Senior Vice President, Global Category Development, global ecommerce (2015-2017)

•
Increasing levels of responsibility concluding as Senior Vice President, Merchandising, Planning and Marketplace for Walmart.com (2007-2014)

GAP, INC.
•
Various merchandising leadership roles (1997-2007)

OTHER ENGAGEMENTS
•
Current Director of Turtle Beach Corporation, a publicly traded global gaming accessory company in White Plains, New York

•
Current Director of a.k.a. Brands Holding Corp., a publicly traded direct-to-consumer fashion brands company based in San Francisco, California

•
Current Director of Bolt Threads, Inc., a San

Francisco-based manufacturer and supplier of fabrics made from sustainable biomaterials
EDUCATION
•
Bachelor of Science degree in Biology, University of California, San Diego

QUALIFICATIONS
•
Ms. Thompson’s experience as the leader of the e-commerce division of SamsClub.com provides her with extensive knowledge and valuable experience with respect to the digital customer experience.

•
Ms. Thompson also brings to the Board insights into online sales and marketing through her diverse retail experience with SamsClub.com, Walmart, Inc. and Gap, Inc.

•
As the leader of a complex retail platform, Ms. Thompson provides the Board with substantial leadership and management skills.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	19

CORPORATE GOVERNANCE AND BOARD MATTERS
LEAD INDEPENDENT DIRECTOR COMMITTEES • Compensation • Corporate Governance and Nominating • Risk	Allen B. Uyeda	Age 72 Independent Director since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Lead Independent Director

•
Member of the Board of Directors (2016 to present)

FIRST HAWAIIAN BANK
•
Lead Independent Director

•
Member of the Board of Directors (2001 to present)

•
Member and Chairman of the Risk Committee (2012 to present)

BANCWEST
•
Member of the Board of Directors and Member of the Risk Committee (2012 to January 2019)

FIRST INSURANCE COMPANY OF HAWAII, a Honolulu-based property and casualty insurance company that, during the course of Mr. Uyeda’s leadership, became a subsidiary of Tokio Marine Holdings, Inc., a multinational insurance holding company listed on the Tokyo Stock Exchange
•
Chief Executive Officer (1995 to 2014)

CONTINENTAL INSURANCE COMPANY, prior to its acquisition by CNA Financial Corporation, a public unified holding company for insurance entities
•
Vice President and Chief Financial Officer of the Agency and Brokerage Group

INTERNATIONAL PAPER, a public company with interests in paper-based packaging, paper and pulp industries
•
Management and financial analyst experience

JOHNSON CONTROLS, INC., a public company that provides batteries and builds efficiency services
•
Project Management and engineering experience

OTHER ENGAGEMENTS
•
Current member of the Board, The Queen’s Health Systems and The Queen’s Medical Center

•
Current Special Advisor to the Oahu Economic Development Board

EDUCATION
•
M.B.A., the Wharton School at the University of Pennsylvania

•
Bachelor’s degree in Electrical Engineering, Princeton University

•
Holder of National Association of Corporate Directors Certification

QUALIFICATIONS
•
Mr. Uyeda brings to the First Hawaiian Board extensive knowledge of Hawaii and experience in supervising and performing company financial functions.

•
Mr. Uyeda’s experience serving as chief executive officer of a major local insurance company, combined with his risk management and leadership skills, knowledge of our market and sensitivity to the economy, bring valuable insight and critical skills to our Board.

20	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Compensation • Risk	Vanessa L. Washington	Age 62 Director since 2020

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2020 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (October 2020 to present)

BANK OF THE WEST, San Francisco, California
•
Senior Executive Vice President and General Counsel (2006 to October 2020, upon retirement). Served in various capacities, including executive responsible for Information and Physical Security, Compliance and Corporate Social Responsibility.

•
Served as Corporate Secretary for BNP Paribas USA, Inc., the holding company of Bank of the West, based in New York, New York (2016 to October 2020, upon retirement)

CATELLUS DEVELOPMENT CORPORATION, a publicly traded REIT, San Francisco, California
•
General Counsel (2001 to 2005). Also responsible for Human Resources, Compliance and Environmental Groups

CALIFORNIA FEDERAL BANK, San Francisco, California
•
Senior Vice President, Associate General Counsel and Secretary (1992 to 2001); managed teams providing services for corporate, securities and real estate areas

OTHER ENGAGEMENTS
•
Current Director, Chair of the Audit Committee and a Member of the Executive and Compensation Committees of the Board of Directors, Habitat for Humanity of the Greater Bay Area

•
Recently served on the Managing Board of The Clearing House

•
Member of the California Bar Association and the Georgia Bar Association

EDUCATION
•
J.D., University of California Berkeley School of Law

•
Bachelor’s degree, University of North Carolina, Chapel Hill

QUALIFICATIONS
•
Ms. Washington’s over 20 years of banking industry experience, including 16 years in a senior position with a major US banking subsidiary of one of the largest banking organizations in the world, as well as her service with two publicly traded corporations, provide her with valuable insights and perspective on a number of areas relevant to First Hawaiian.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	21

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Audit • Risk	C. Scott Wo	Age 55 Independent Director since 2018

FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2018 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2014 to present)

BACKGROUND
C.S. WO & SONS, LTD., his family’s home furnishings enterprise founded in 1909
•
Owner

KUNIA COUNTRY FARMS, one of the largest aquaponics farms in the State of Hawaii
•
Partner/Manager

COLUMBIA BUSINESS SCHOOL, New York City
•
Adjunct Professor of Management

OTHER ENGAGEMENTS
•
Current Investment Committee Chair, University of Hawaii Foundation

•
Current Finance Committee Chair, The Queen’s Health System

•
Current Finance Committee Chair, Takitani Foundation

•
Current member of the Advisory Board, American Red Cross, Hawaii State Chapter

EDUCATION
•
Ph.D. in Finance, the Anderson School at UCLA

•
M.B.A., Columbia Business School at Columbia University

•
Bachelor of Science in Economics, the Wharton School at the University of Pennsylvania

QUALIFICATIONS
•
Dr. Wo brings entrepreneurial and business-building skills and experience to First Hawaiian through his experience as an owner of a large local furniture business.

•
In addition, through his education and experience as an Adjunct Professor of Management at Columbia Business School, Mr. Wo has developed outstanding business, finance and accounting skills that he brings to his service on the Audit and Risk Committees.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
Our Board provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives and monitors progress with respect to these matters. Members of the Board are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports and audit reports made at Board and committee meetings by our Chief Executive Officer, Chief Financial Officer, Chief Risk Officer and other officers.
The Board has four standing committees, the principal responsibilities of which are described below under the section entitled “— Committees of Our Board of Directors.” Additionally, the directors meet in regularly scheduled executive sessions, without First Hawaiian management (generally other than Mr. Harrison) present, at each regularly scheduled meeting of the Board.
Meetings
The Board met seven times in 2022. Each member of the Board attended more than 75% of the total number of meetings of the Board and the committees on which he or she served. We strongly encourage, but do not require, the members of our Board to attend annual meetings of our stockholders. All eight then-serving members of the Board attended our 2021 annual meeting of stockholders.
Director Independence
Our common stock is listed on NASDAQ and, as a result, we are subject to the corporate governance listing standards of the exchange. The NASDAQ corporate governance standards generally require a majority of independent directors on the board of

22	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
directors and fully independent audit, nominating and compensation committees.
Our Board consists of ten directors, nine of whom are independent. A director is independent if the Board affirmatively determines that he or she satisfies the independence standards set forth in the applicable rules of NASDAQ, has no material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”). The Board has reviewed the independence of our current non-employee directors and has determined that each of Matthew J. Cox, W. Allen Doane, Faye W. Kurren, James S. Moffatt, Kelly A. Thompson, Allen B. Uyeda, Vanessa L. Washington, Jenai S. Wall and C. Scott Wo is an independent director. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors, the details of which are not required to be disclosed in this Proxy Statement pursuant to Item 404(a) of Regulation S-K. In addition, in determining the independence of its directors, the Board considered that certain businesses in which Ms. Wall and her spouse have a material interest, particularly Foodland Super Market, Ltd., as well as certain businesses in which Mr. Wo has a material interest, specifically C.S. Wo & Sons, Ltd. and Kunia Country Farms, have loans that were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and that did not involve more than the normal risk of collectability or present other unfavorable features.

Board Leadership Structure and Qualifications
Chief Executive Officer and President and Chairman of the Board
Robert S. Harrison
We believe that our directors should have the highest professional and personal ethics and values, consistent with our long-standing values and standards. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.
Lead Independent Director
Allen B. Uyeda
Diversity is an important factor in our consideration of potential and incumbent directors. Our Corporate Governance and Nominating Committee considers a number of demographics and other factors, including race, gender identity, ethnicity, sexual orientation, culture, nationality and work experiences, seeking to develop a board that, as a whole, reflects diverse viewpoints, backgrounds, skills, experiences and expertise. Among other factors, our Corporate Governance and Nominating Committee considers in identifying and evaluating a potential director candidate is the extent to which the candidate would add to the diversity of our Board. Diversity is also considered as part of the annual Board evaluation.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	23

CORPORATE GOVERNANCE AND BOARD MATTERS
When considering potential director candidates, our Board also considers the candidate’s:
•
character,

•
judgment,

•
skills, including financial literacy, and

•
experience in the context of our needs and those of the Board.

The corporate governance guidelines of our Board provide that the Board may, in its sole discretion, designate one of the independent directors as its lead director to preside over meetings of the Board held in the absence of any director who is also an executive officer and to have such additional responsibilities and authority as the Board may direct from time to time.
Currently, Robert S. Harrison serves as our Chief Executive Officer and President and as the Chairman of our Board, and Allen B. Uyeda has been designated to serve as the lead independent director of our Board.
Our Chief Executive Officer is generally in charge of our business affairs, subject to the overall direction and supervision of the Board and its committees, and is the only member of our management team that serves on the Board. Our Board believes that combining the roles of Chairman of the Board and Chief Executive Officer and appointing a lead independent director is the most effective board leadership structure for us and that it provides an effective balance of strong leadership and independent oversight. Having one individual serve as both Chief Executive Officer and Chairman contributes to and enhances the Board’s efficiency and effectiveness, as the Chief Executive Officer is generally in the best position to inform our independent directors about our operations, the competitive market and other challenges facing our business. Our Board believes that the Chief Executive Officer is in the best position to most effectively serve as the Chairman of the Board for many reasons as he is closest to many facets of our business and has frequent contact with our customers, regulators and other stakeholders in our business. The Board believes that combining the roles of Chief Executive Officer and Chairman of the Board also promotes timely communication between management and the Board on critical matters, including strategy, business results and risks, because of Mr. Harrison’s direct involvement in the strategic and day-to-day management of our business.

24	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Committees of Our Board of Directors
The standing committees of our Board consist of an audit committee, a corporate governance and nominating committee, a compensation committee and a risk committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities.
The following table summarizes the current membership of the Board and each of its committees:

Committee Membership
Name	Independent(1)	Audit	Compensation	Corporate Governance and Nominating	Risk
Matthew J. Cox(2)
W. Allen Doane
Robert S. Harrison
Faye W. Kurren
James S. Moffatt
Kelly S. Thompson
Allen B. Uyeda
Jenai S. Wall(2)
Vanessa L. Washington
C. Scott Wo
Chairman of the Board	Committee Chair	Committee Member	Lead Independent Director	Audit Committee financial expert

(1)
“Independent” under NASDAQ listing standards.

(2)
Mr. Matthew J. Cox and Ms. Jenai S. Wall have notified us of their decisions not to stand for reelection at the Annual Meeting. Mr. Cox and Ms. Wall will continue to serve as directors until the expiration of their terms at the Annual Meeting.

Committee Charters and our other governance documents are available at:
ir.fhb.com/corporate-governance/highlights.
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	25

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• W. Allen Doane
•
Faye W. Kurren

•
C. Scott Wo

All members of the Audit Committee are independent under NASDAQ listing standards.

All members of the Audit Committee are “audit committee financial experts.”

CHARTER
The Audit Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Audit Committee	Meetings in 2021:5

OVERVIEW
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of:
•
the integrity of our financial statements and regulatory reporting;

•
our compliance with legal and regulatory requirements;

•
the appointment, dismissal, compensation, qualifications and independence of our independent auditors;

•
the performance of our internal audit function and independent auditors;

•
our systems of disclosure controls and procedures, as well as our internal controls over financial reporting; and

•
our compliance with our ethical standards.

KEY RESPONSIBILITIES
•
Appoints, oversees and determines the compensation of our independent auditors;

•
Reviews and discusses our financial statements and the scope of our annual audit to be conducted by our independent auditors and approves all audit fees;

•
Reviews and discusses our financial reporting activities, including our annual report, and the accounting standards and principles followed in connection with those activities;

•
Pre-approves audit and non-audit services provided by our independent auditors;

•
Meets with management and our independent auditors to review and discuss our financial statements and financial disclosure;

•
Establishes and oversees procedures for the treatment of complaints regarding accounting and auditing matters;

•
Reviews the scope and staffing of our internal audit function and our disclosure and internal controls; and

•
Monitors our legal, ethical and regulatory compliance.

QUALIFICATIONS
Pursuant to the Audit Committee’s charter, the Audit Committee must:
•
consist of at least three members, all of whom are required to be “independent” under the listing standards of NASDAQ and meet the requirements of Rule 10A-3 of the Exchange Act; and

•
include at least one “audit committee financial expert.”

AUDIT COMMITTEE REPORT The Audit Committee Report is on pages 72-73 of this proxy statement.
26	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Matthew J. Cox(1)
•
Allen B. Uyeda

•
Jenai S. Wall(1)

•
Vanessa L. Washington

All members of the Compensation Committee are independent under NASDAQ listing standards.

CHARTER
The Compensation Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Compensation Committee	Meetings in 2021: 6 Meetings to date in 2022: 2
OVERVIEW The Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation of our executives and directors.

KEY RESPONSIBILITIES
•
Reviews and approves our compensation programs and incentive plans, including those for our executive officers;

•
Reviews our overall compensation philosophy;

•
Prepares our Compensation Committee report, reviews and discusses with management our compensation discussion and analysis and recommends its inclusion in our annual proxy statement or report;

•
Reviews and approves director compensation and recommends to the Board any changes thereto;

•
Reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer; and

•
Oversees, in consultation with management, regulatory compliance with respect to compensation matters.

QUALIFICATIONS
Pursuant to the Compensation Committee’s charter and NASDAQ rules, the Compensation Committee must:
•
consist of at least two members, and,

•
except under exceptional and limited circumstances, must consist solely of independent directors.

COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 60 of this proxy statement.

(1)
Mr. Cox and Ms. Wall have notified us of their decisions not to stand for reelection at the Annual Meeting. Mr. Cox and Ms. Wall will continue to serve as directors until the expiration of their terms at the Annual Meeting.

Outside Compensation Consultant Services

For 2021, the Compensation Committee retained the services of Pay Governance LLC as an independent outside compensation consultant (“Pay Governance”) to perform a competitive assessment of First Hawaiian’s executive and director compensation programs, as well as to provide guidance on the changing regulatory environment governing executive compensation. The Compensation Committee regularly reviews the services provided by Pay Governance and believes that Pay Governance is independent in providing executive compensation consulting services.
For more information about the role of Pay Governance as an independent outside compensation consultant, see “Executive
Compensation—Compensation Discussion and Analysis—Compensation Governance Process—Role of the Compensation Consultant and Independence.”
Our Chief Executive Officer, in conjunction with members of the Compensation Committee and the Executive Vice President, Human Resources develops recommendations regarding the appropriate mix and level of compensation for our NEOs (other than himself) while considering the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Chief Executive Officer meets with the Compensation Committee to discuss the compensation recommendations for the other NEOs. Our Chief Executive Officer does not participate in Compensation Committee discussions relating to his compensation.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	27

CORPORATE GOVERNANCE AND BOARD MATTERS
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none will have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board, Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

28	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Allen B. Uyeda
•
W. Allen Doane

•
Faye W. Kurren

All members of the Corporate Governance and Nominating Committee are independent under NASDAQ listing standards.

CHARTER
The Corporate Governance and Nominating Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Corporate Governance and Nominating Committee	Meetings in 2021: 4

OVERVIEW
The Corporate Governance and Nominating Committee is responsible for:
•
ensuring an effective and efficient system of corporate governance by clarifying the roles of our Board and its committees;

•
identifying, evaluating and recommending to our Board candidates for directorships;

•
reviewing and making recommendations with respect to the size and composition of our Board; and reviewing and overseeing our corporate governance guidelines and for making recommendations to our Board concerning governance matters.

KEY RESPONSIBILITIES
•
Identifies individuals qualified to be directors consistent with our corporate governance guidelines and evaluates and recommends director nominees for approval by our Board;

•
Reviews Board committee assignments and makes recommendations to our Board concerning the structure and membership of Board committees;

•
Annually reviews our corporate governance guidelines and recommends any changes to our Board; and

•
Assists management with the preparation of the disclosure in our annual proxy statement regarding director independence and the operations of the Corporate Governance and Nominating Committee.

QUALIFICATIONS
Pursuant to the Corporate Governance and Nominating Committee’s charter, the Corporate Governance and Nominating Committee must consist of at least three members, all of whom are independent under NASDAQ rules.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	29

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Allen B. Uyeda
•
James S. Moffatt

•
Kelly A. Thompson

•
Jenai S. Wall(1)

•
Vanessa L. Washington

•
C. Scott Wo

All members of the Risk Committee are independent under NASDAQ listing standards.

CHARTER
The Risk Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Risk Committee	Meetings in 2021: 4

OVERVIEW
The Risk Committee assists the Board in fulfilling its responsibilities for oversight of our enterprise-wide risk management framework, including reviewing our overall risk appetite, risk management strategy and policies and practices established by management to identify and manage the risks we face.

KEY RESPONSIBILITIES
•
Reviews and approves our risk management framework, including a clearly articulated risk appetite statement;

•
Oversees significant credit policies and reviews and approves major changes to them;

•
Oversees significant policies and practices governing the management of market risk;

•
Annually approves the acceptable level of liquidity risk that we may assume in connection with our operating strategies;

•
Reviews consolidated reports on operational risk, including, to the extent available, key risk indicators;

•
Provides oversight responsibility and accountability for capital planning, and oversees and approves significant capital policies;

•
Reviews and approves the policies and procedures for stress testing processes; and

•
Evaluates and discusses summary information about stress test results to ensure that the stress tests are consistent with our risk appetite and overall business strategy.

QUALIFICATIONS Pursuant to the Risk Committee’s charter, the Risk Committee must: • consist of at least three members, a majority of whom must not currently be employees at the Company or the Bank.

(1)
Ms. Wall notified us of her decision not to stand for reelection at the Annual Meeting. Ms. Wall will continue to serve as a director until the expiration of her term at the Annual Meeting.

Board Oversight of Risk Management
Our Board believes that effective risk management and control processes are critical to:
•
our safety and soundness,

•
our ability to predict and manage the challenges that we face, and

•
ultimately, our long-term corporate success.

The role of our Board in our risk oversight is consistent with our leadership structure, with our
Chief Executive Officer and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic and effective approach for identifying, managing and mitigating risks throughout our operations.

30	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Board of Directors

Our Board is responsible for overseeing our risk management processes, with each of the committees of our Board assuming a different and important role in overseeing the management of the risks we face. Our Board exercises oversight directly and through its committees, as further described below.

Audit Committee	Compensation Committee

The Audit Committee is responsible for overseeing:
•
risks associated with financial matters (particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting);

•
the Company’s compliance with legal and regulatory requirements; and

•
the performance of the Company’s internal audit function.

The Compensation Committee has primary responsibility for overseeing risks and exposures associated with our compensation policies, plans and practices regarding both executive compensation and the compensation structure generally.
Our Compensation Committee, in conjunction with our Chief Executive Officer and Chief Risk Officer and other members of our management as appropriate, reviews our incentive compensation arrangements to ensure these arrangements are consistent with applicable laws and regulations, including safety and soundness requirements, and do not encourage imprudent or excessive risk-taking by our employees.

Corporate Governance and Nominating Committee	Risk Committee
The Corporate Governance and Nominating Committee oversees: • risks associated with the independence of our Board. • Board and committee composition and functioning
The Risk Committee of our Board:
•
oversees our enterprise-wide risk management framework, which establishes our overall risk appetite and risk management strategy and enables our management to understand, manage and report on the risks we face;

•
reviews and oversees policies and practices established by management to identify, assess, measure and manage key risks we face, including the risk appetite metrics developed by management and approved by our Board; and

•
reviews and receives regular briefings concerning the Company’s information security and technology risks, including discussions of the Company’s information security and cybersecurity risk management programs.

Senior Management

Our senior management is responsible for:
•
implementing and reporting to our Board regarding our risk management processes, including by assessing and managing the risks we face, including strategic, operational, regulatory, investment and execution risks, on a day-to-day basis; and

•
creating and recommending to our Board for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk we are willing to accept in connection with the operation of our business and pursuit of our business objectives.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	31

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Guidelines and Code of Conduct and Ethics
Our Board has adopted corporate governance guidelines, which are accessible through our corporate website at www.fhb.com under the Investor Relations section, which set forth a framework within which our Board, assisted by Board committees, will direct the Company’s affairs. These guidelines address, among other things:
•
the composition and functions of our Board,

•
director independence,

•
compensation of directors,

•
management succession and review, and

•
Board committees and selection of new directors, including detailed procedures to be followed in the event that one or more directors do not receive a majority of the votes cast “for” his or her election at the Annual Meeting.
Our Board has adopted a code of conduct and ethics applicable to our directors, officers and employees. A copy of that code is available on our corporate website at www.fhb.com under the Investor Relations section. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our corporate website at www.fhb.com as required by applicable law or listing requirements.

Stockholder Communications with the Board of Directors
Stockholders and any interested parties may communicate with the Board by sending correspondence addressed to the Board or one or more specific directors at the following address:

First Hawaiian, Inc. c/o the Secretary 999 Bishop Street Honolulu, Hawaii 96813
32	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
2021 DIRECTOR COMPENSATION
The following table lists the individuals who received compensation in 2021 for their service as directors of First Hawaiian. Any FHI director who also serves on the board of directors of the Bank does not receive any director compensation for service on the board of directors of the Bank except as specifically noted below. Any director who is an officer of the Company does not receive any director compensation.

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Matthew J. Cox	$95,000	$69,976	$443	$165,419
W. Allen Doane	112,000	69,976	443	182,419
Faye W. Kurren	88,000	69,976	6,443	164,419
James S. Moffatt	32,500	53,689	443	86,632
Kelly A. Thompson	32,500	53,689	443	86,632
Allen B. Uyeda	160,250	69,976	443	230,669
Jenai S. Wall	85,000	69,976	443	155,419
Vanessa L. Washington	75,000	69,976	1,979	146,955
C. Scott Wo	90,000	69,976	1,443	161,419

(1)
Mr. Moffatt and Ms. Thompson were appointed as directors on July 14, 2021.

(2)
The amounts in this column represent annual cash retainers, committee chair and committee membership fees.

(3)
The amounts in this column represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of awards of restricted stock units granted in 2021 pursuant to the First Hawaiian, Inc. Amended & Restated 2016 Non-Employee Director Plan. Awards generally vest and settle on the earlier of one year after grant or the date of the next annual meeting of stockholders. Aggregate restricted stock unit awards outstanding as of December 31, 2021 are 2,585 for each of Directors Cox, Doane, Kurren, Uyeda, Wall, Washington and Wo, respectively, and 1,872 for each of Mr. Moffatt and Ms. Thompson.

(4)
For each of Directors Cox, Doane, Kurren, Moffatt, Thompson, Uyeda, Wall, Washington and Wo, “All Other Compensation” reflects a noncash gift provided to First Hawaiian Bank directors.  Solely for Ms. Kurren, “All Other Compensation” includes $6,000 in fees for attendance at Bank director committee meetings. Solely for Ms. Washington, “All Other Compensation” includes $1,418 of reimbursements of spousal travel expenses.

In making decisions concerning compensation for non-employee directors, the Compensation Committee considers the director compensation levels and practices of peer companies and whether compensation recommendations align with the interests of our stockholders. The Compensation Committee seeks to align total non-employee director compensation with the approximate median of peer group total director compensation. In 2021, the compensation consultant to the Compensation Committee analyzed the competitive position of our director compensation program against the same peer group used for executive compensation purposes and examined how each element of our director compensation program compared to those for members of the peer group. Following its review of this analysis, the Compensation Committee established the director compensation program set forth below, which is unchanged from the director compensation program for 2020 except as noted below. The Compensation Committee intends to review its director compensation practices at least every third year.
We provide the following compensation for non-employee members of FHI’s Board:

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	33

CORPORATE GOVERNANCE AND BOARD MATTERS
Non-Employee Director Service	Annual Cash Retainer ($)	Annual Equity Compensation Grant Value ($)	Attendance Fee ($)
Board member	$65,000	$70,000	$
Supplemental Cash Retainers:
Chair of the Audit Committee	24,000
Member of the Audit Committee	15,000
Chair of the Compensation and Risk Committees	20,000
Member of the Compensation and Risk Committees	10,000
Chair of the Corporate Governance and Nominating Committee	16,000
Member of the Corporate Governance and Nominating Committee	8,000
Lead Independent Director	35,000(1)
Additional attendance fee:
Attendance at any meeting of any other committee that may be constituted from time to time, including a committee of the Bank’s board of directors				1,500

(1)
Increased from $30,000 effective October 20, 2021.

We also reimburse all directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors.
Our Board adopted the First Hawaiian, Inc. 2016 Non-Employee Director Plan in 2016 and amended and restated such plan effective April 21, 2021. Equity awards granted to date under this plan have been in the form of restricted stock units that vest and settle in shares of our common stock within a period of time after the grant date, subject to continued service (or upon an earlier change in control). Awards were granted in 2021 to reflect service as a director for each director’s term as director commencing upon election at the 2021 annual meeting of stockholders and expiring at the Annual Meeting, except that Directors Moffatt and Thompson, who joined the Board of Directors on July 14, 2021, received a pro rated award reflecting the portion of the 2021-2022 term that each is expected to serve. For 2021, we granted 2,585 shares of our common stock underlying restricted stock units to each of Directors Cox, Doane, Kurren, Uyeda, Wall, Washington and Wo and 1,872 shares of our common stock underlying restricted stock units to each of Directors Moffatt and Thompson.

Stock Ownership Guidelines for Non-Employee Directors
To ensure alignment of interests of our non-employee directors with those of our stockholders, we adopted stock ownership guidelines. All non-employee directors are currently in compliance or within their window for compliance with these guidelines. The guidelines are as follows:
Position	Stock Ownership Requirement	Compliance Period
Non-employee directors	5x annual cash retainer	The later of five years from joining the Board or October 20, 2026.
34	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
PROPOSAL 2—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Advisory Vote on the Compensation of our Named Executive Officers
Proposal
•
We are asking stockholders to approve the compensation of the named executive officers, as discussed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation paid to our named executive officers.

As required by federal securities laws, we are providing our stockholders with the opportunity to vote on an advisory basis on the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to endorse or not endorse our executive pay program and policies. The Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders and will consider, among other things, the outcome of the vote when making future compensation decisions for our executive officers.
As described in the “Compensation Discussion and Analysis” included in this Proxy Statement, our executive compensation program provides a mix of salary, incentives and benefits and is designed to support the Company’s long-term success by achieving the following objectives:

1.	PERFORMANCE FOCUS	Establishes appropriate, yet challenging, performance goals for our incentive plans and implements plans that motivate leadership to achieve consistent, long-term performance
2.	RISK MANAGEMENT	Encourages sustainable performance over time and discourages excessive risk-taking
3.	BALANCE
Utilizes incentive plan components that are quantitative and linked to stockholder return and financial results and are balanced by key individual performance objectives qualitatively evaluated by our Compensation Committee

4.	COMPETITIVE	Provides a competitive pay program that is forward-looking and that will attract and retain high-quality executives who can produce outstanding results for the Company
5.	STEWARDSHIP	Focuses on the performance of the Company as a whole, as well as individual goals, while promoting our culture and rewarding adherence to our risk framework
We urge stockholders to read the “Compensation Discussion and Analysis” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The “Compensation Discussion and Analysis” provides detailed information regarding our executive compensation program and policies and procedures, as well as the compensation of our named executive officers.
Our Board believes that our current executive compensation program appropriately links compensation realized by our executive officers to our performance and properly aligns the interests of our executives with those of our stockholders.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	35

EXECUTIVE COMPENSATION
Required Vote
Adoption of an advisory resolution approving the compensation of the named executive officers as disclosed in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the effect of voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Our Board recommends that stockholders vote in favor of the following resolution:
“Resolved, that our stockholders approve, on an advisory basis, the compensation of our Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative discussion disclosed in this proxy statement.”

Our Board recommends a vote FOR our executive compensation (an advisory, non-binding “say-on-pay” resolution).
36	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis (“CD&A”) describes the 2021 compensation program for our Named Executive Officers (“NEOs”). The CD&A provides an overview of our NEO pay programs and policies, the robust oversight provided by our Compensation Committee and the process by which the Committee, management, and the Company’s independent advisors collaborate to support the Committee goals.
NAMED EXECUTIVE OFFICERS
Our 2021 NEOs were:
ROBERT S. HARRISON	RAVI MALLELA	ALAN H. ARIZUMI	LANCE A. MIZUMOTO	RALPH M. MESICK	MITCHELL E. NISHIMOTO
Chairman, President and Chief Executive Officer	Former Executive Vice President and Chief Financial Officer, Finance Group	Vice Chairman, Wealth Management Group	Vice Chairman and Chief Lending Officer, Wholesale Banking Group	Vice Chairman and Chief Risk Officer, Risk Management Group	Former Vice Chairman and Head of Retail Banking Group
A brief biography of each person who serves as an executive officer of First Hawaiian, other than Mr. Harrison, is set forth beginning on page 74. For information about Mr. Harrison, please see his biography in the “Corporate Governance and Board Matters―Director Nominees” section on page 16 of this proxy statement.
2021 Business Performance

•
During the summer, before the COVID-19 omicron variant emerged, Hawaii saw a strong rebound in tourism, leading to increased economic activity.

•
Asset quality remained strong, and we saw a significant increase in profitability, as net income increased by $80.0 million or 43% year over year.

*
Represents a non-GAAP measure. Please see Annex A for an explanation and reconciliation.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	37

EXECUTIVE COMPENSATION
Capital Highlights

•
We are committed to remaining well capitalized while returning excess capital to our stockholders.

•
In January 2022, we announced that the Board of Directors adopted a stock repurchase program for up to $75.0 million during 2022.*

12.24%	$134.1M	$75.0M

Common Equity Tier 1 capital ratio at December 31, 2021	In dividend payments; maintained quarterly dividend at $0.26 per share	Common stock repurchased during 2021

*
The timing and amount of share repurchases are influenced by various internal and external factors.

Navigating the COVID-19 Pandemic
The global health crisis created by the COVID-19 pandemic presented unprecedented challenges and volatility in the economic and business environment during the majority of 2020, carrying into 2021. Since the declaration of the global pandemic, we have been focused on our business and human response to the crisis—managing and operating our business as seamlessly as possible, and supporting our employees, customers and communities as we weathered the crisis together.
As a Hawaii-based financial institution, a healthy economy is critical to our business as it is for all banks across the country. Hawaii achieved one of the highest vaccination rates in the country, and with tourism being the primary driver of revenue for our local economy, we are seeing visitors return and businesses re-opening.
Over the past year, we increased our efforts and attention to loan growth, return of capital, managing asset quality and preserving capital and liquidity while maintaining our focus on protecting employees, customers and communities.

For Our Employees:

•
Just as we did in 2020, we maintained our workforce without the need for any furloughs or layoffs. Providing work, life and health-related support for our employees continues to be a top priority. Ranked as Hawaii’s top bank by Forbes magazine, First Hawaiian also offers exceptional support for career growth. The company provides a generous benefits package, award-winning professional development programs and flexible work schedules, ensuring that employees are provided with the opportunities they need to have a rewarding experience.

For Our Customers:

•
To support and help our local businesses survive, in 2020 we implemented the US Treasury’s Paycheck Protection Program (the “PPP”). During 2020 and 2021, we originated approximately 10,000 PPP loans, totaling $1.4 billion. During 2021, we supported many of our customers through the forgiveness process, and, at December 31, 2021, only approximately 1,000 PPP loans, totaling $222 million, remained outstanding.

•
Many of the branches we closed during 2020 we were able to reopen, with 19 branches coming back online in 2021. We continue to maintain social distancing at all our facilities, as well as workplace sanitization practices.

For Our Community:

•
FHB Foundation grants, along with employee donations, helped to alleviate hardships felt throughout our island communities. In 2020, philanthropic contributions of  $5.77 million were made to over 200 charities in Hawaii, Guam and Saipan from First Hawaiian Bank, the FHB Foundation and our Kokua Mai employee giving campaign.

38	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Despite the ongoing business disruptions from COVID-19, we have maintained a healthy balance sheet and strong asset quality, and we are well positioned for interest rate increases. We continue to serve as a source of strength for our communities and customers and believe we can prosper in the short- and long-term.

2021 Compensation Summary
Annual Bonus Plan
2021 Metrics	• 50% Core Net Income • 20% Relative Efficiency Ratio • 30% Individual Performance

2021 Outcome
•
Core Net Income Metric Payout Factor: 150% of target

•
Relative Efficiency Ratio Metric Payout Factor: 114.3% of target

•
Individual CEO Performance Payout Factor: 110% of target

•
CEO Payout: 132% of target

Long-Term Incentive Plan
2021 Vehicles	• 60% Performance Share Units • 40% Restricted Stock Units
2021-2023 Performance Share Unit Metrics	• 70% Relative ROATE vs. Peer Group • 30% Relative ROATA vs. Peer Group • +/-25% Relative TSR modifier vs. KBW Index
2019-2021 Performance Share Award Outcome	• CEO (and NEO) Payout Factor: 163.1% of target

For 2021, consistent with its approach for 2020, the Committee chose not to exercise discretion on any incentive programs but rather elected to follow the formulas that had been established for awards at the time the awards were made.
2022 CEO Compensation

•
Base Salary: 4% increase for 2022

•
Annual Bonus: No changes to target bonus level or performance metrics

•
Long-Term Incentives Mix: No changes, as performance-based awards continued to represent 60% of the target long-term incentive value

•
Performance Award Metrics and Vesting: No changes

•
Share ownership guidelines remained at 6x base salary

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
Our Compensation Philosophy
Philosophy

Our compensation program is aligned with short- and long-term Company performance and includes best practices designed to reflect sound corporate governance and support the following objectives:
•
Attract and retain highly qualified and experienced executives

•
Provide competitive total compensation opportunities, including benefits and perquisites

•
Motivate our executives to achieve consistent, long-term performance by linking elements of pay to challenging Company performance goals

•
Link compensation goals to the creation of stockholder value

•
Avoid compensation programs that encourage excessive risk-taking

•
Recognize and reward outstanding Company and individual performance

•
Ensure our stockholders clearly understand our rewards program

•
Ensure compliance with applicable U.S. regulatory requirements

Using Executive Compensation Design to Achieve Corporate Strategic Goals

The Committee designed our executive compensation structure to incentivize the achievement of goals and performance targets that it believes align with, and promote achievement of, the Company’s long-term strategic goals, which are highly correlated with stockholder value creation:
•
Focus on serving customers in our core markets in Hawaii, Guam and Saipan

•
Employ a disciplined lending strategy, while maintaining asset quality

•
Use our relationship strategy to drive growth in loans, deposits and non-interest income

•
Manage expenses responsibly

•
Maintain strong capital and liquidity levels

•
Allocate capital efficiently to drive profitability

•
Retain sufficient capital to fund growth while returning excess capital to stockholders

•
Support long-term stockholder value creation through adherence to environmental, social and governance principles

In setting long-term equity compensation targets and goals, the Committee sought to promote the achievement of performance targets, as well as the retention of key executives who are tasked with executing the corporate strategy. In our discussions with investors following our 2020 annual meeting of stockholders, some investors had questions about the 2019 change in the mix of the CEO’s long-term equity incentive compensation to 50% performance-based vesting and 50% time-based vesting. Accordingly, in 2021, after considering investor feedback, as well as the recommendations of its compensation consultant and CEO and other factors, the Compensation Committee determined to increase the performance-based portion of the CEO’s and the other NEOs’ long-term equity incentive compensation from 50% to 60% (awarded in the form of performance share units). This change returned the mix of performance-based and time-based vesting equity awards to approximately where it had been prior to the 2019 change, as the 2019 minimum 37.5% LTIP payout essentially functioned as 37.5% time-based vesting. In 2022, following strong say-on-pay support at the 2021 annual meeting of stockholders, and considering, among other factors, the recommendation of its compensation consultant and the views expressed by investors during our Fall 2021 stockholder outreach, the Committee made no changes to the long-term incentive program design.
With respect to the performance-based component of long-term equity compensation, the Committee set relative performance targets tied to core return on tangible equity (ROATE) (70%) and core return on average tangible assets (ROATA) (30%). In choosing these metrics, the Committee wanted to promote the thoughtful allocation of capital and also sought to incentivize the return of excess capital. Financial institutions with high ROATEs generally are deploying their capital in a manner to generate strong returns, while returning to stockholders capital that does not generate robust returns. ROATA is a measure of risk management. To generate a competitive ROATA, management must be thoughtful

40	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
about the types of assets placed on the balance sheet, balancing risk weightings of assets with expected returns. The Committee elected to use core measures of ROATE and ROATA to reward steady, enduring performance and to ensure that the management team was not unduly rewarded or penalized for one-time events, which often are outside of their control. The Committee believes the use of core ROATE and core ROATA to reward long-term performance would incentivize management to seek strong returns while appropriately considering risk and disincentivizing excessive leverage. Core ROATE and core ROATA are non-GAAP measures; please see Annex A for an explanation and reconciliation of these measures to GAAP.
In addition, the Committee elected to subject performance-based awards to a total shareholder return (“TSR”) modifier, whereby LTIP awards will be increased or decreased by up to 25% based on First Hawaiian’s total shareholder return relative to the total shareholder return of peer stocks. The Committee felt that use of this measure would incentivize the management team to be mindful of how their decisions would be perceived by our investors and, therefore, would help to align management’s compensation with investors’ interests.
In addition to promoting achievement of the Company’s long-term strategic goals, the Committee also felt it was important that management be incentivized to achieve critical short-term priorities and, therefore, tied annual bonus payouts to the achievement of core net income, relative efficiency ratio and individual performance goals. Achievement of annual core net income targets demonstrates management’s ability to manage the business on a day-to-day basis so as to achieve appropriate budget targets. Moreover, a key component of the Company’s success has always been a strong efficiency ratio, and the Committee felt it critical that management be mindful of efficiency as it makes spending and investment decisions. As a result, it prioritized these two objectives in setting annual bonus metrics. In addition, the Committee wanted to incentivize the CEO and the other NEOs to achieve individual performance goals set at the beginning of each year and, therefore, maintained an individual performance component in the annual bonus formula.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	41

EXECUTIVE COMPENSATION
2021 Compensation Framework
First Hawaiian’s executive compensation program is designed to attract, retain, motivate and reward senior leaders and promote the long-term success of the Company. The Compensation Committee has primary responsibility over the compensation program for our executive officers, including our NEOs. In designing and administering the program for 2021, the Committee focused on the following principles:
1.	PERFORMANCE FOCUS	Establishes appropriate, yet challenging, performance goals for our incentive plans and implements plans that motivate leadership to achieve consistent, long-term performance
2.	RISK MANAGEMENT	Encourages sustainable performance over time and discourages excessive risk-taking
3.	BALANCE
Utilizes incentive plan components that are quantitative and linked to stockholder return and financial results and are balanced by key individual performance objectives qualitatively evaluated by our Compensation Committee

4.	COMPETITIVE	Provides a competitive pay program that is forward-looking and that will attract and retain high-quality executives who can produce outstanding results for the Company
5.	STEWARDSHIP	Focuses on the performance of the Company as a whole, as well as individual goals, while promoting our culture and rewarding adherence to our risk framework
Compensation Governance Practices
In addition to our performance-sensitive direct compensation structure, the Company has strong compensation governance practices. Over the past several years, we have refined many of our governance practices as a result of feedback obtained through our ongoing engagement with stockholders.
We believe that our executive compensation program includes key features that drive performance and avoids features we do not believe serve the long-term interests of our shareholders, as follows:
Practices We Employ	Practices We Avoid

Substantial portion of pay in the form of variable, performance-based awards

60% of long-term incentives in performance-based awards

Stock ownership guidelines for our executives and non-employee directors

Engage with stockholders on governance and compensation

Double-trigger vesting for executive change-in-control payments

Clawback policy that applies to cash and equity compensation

Independent compensation consultant and independent Board Compensation Committee

Annual risk assessment of compensation policies and program design

Annual evaluation of our peer group to ensure ongoing relevance of each peer member

Strong risk and control policies and consideration of risk management factors in making compensation decisions

Hedging, speculative trading or pledging of shares of Company stock held by employees or directors is prohibited

No gross-up of severance payments or benefits for excise taxes

No dividends paid on unearned performance units or shares

No discounting, reloading or repricing of stock options without stockholder approval

No automatic share replenishment (evergreen) provisions in any share-based plans

No single-trigger vesting of equity-based awards held by executives upon change in control

No new benefit accruals under executive pensions

No multi-year compensation guarantees that could incentivize imprudent risk-taking

42	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Governance Process
Role of the Compensation Committee

The Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation of our executives and directors and sets compensation levels for executives and directors. Among other things, the Compensation Committee:
•
Reviews and approves our compensation programs, awards and other compensation structures for all executive officers, including for our NEOs

•
Reviews and approves our overall compensation philosophy

•
Reviews and approves the forms and amounts of compensation under our non-employee director compensation program and sets or recommends to the Board any changes thereto

•
Reviews and approves corporate goals and objectives relevant to the compensation of our CEO

•
Reviews and discusses with the CEO and reports to the Board plans for executive officer development and corporate succession plans for the CEO and other executive officers

•
Oversees, in consultation with management, regulatory compliance with respect to compensation matters

The Compensation Committee annually reviews and approves the corporate goals relevant to the CEO’s incentive compensation and additional individual performance goals. The Compensation Committee is responsible for approving the achievement of the incentive plan goals. In addition, the Compensation Committee considers the results of the CEO’s performance evaluation conducted by the Board and makes recommendations to the Board regarding the CEO’s compensation based on that evaluation. The Compensation Committee considers compensation market data from the compensation peer group when determining the types and amounts of compensation for the CEO. The Board is responsible for approving the CEO’s compensation structure and amounts. Similar procedures are followed in determining the compensation for the rest of the NEOs, but the Compensation Committee takes into consideration recommendations made by Mr. Harrison in setting the compensation for NEOs other than Mr. Harrison.
Role of the Chairman and Chief Executive Officer

Our Chairman and Chief Executive Officer develops recommendations regarding the appropriate level of compensation for our other NEOs and presents them to the Compensation Committee for recommendation to the full Board. He does not review or recommend compensation for himself.
When making such recommendations, our Chief Executive Officer considers:
•
the objectives of our compensation philosophy,

•
competitive market data, and

•
the range of compensation programs authorized by the Compensation Committee.

Role of the Compensation Consultant and Independence

In 2021, the Compensation Committee retained the services of Pay Governance LLC (“Pay Governance”) as a compensation consultant to provide independent counsel and advice on compensation matters. Pay Governance provided the following services to the Compensation Committee in 2021:
•
Reviewed the benchmarking approach, including recommending changes to the custom industry peer group

•
Conducted a competitive market assessment of First Hawaiian’s executive compensation levels and structure, including an examination of market trends and best practices in the banking industry

•
Advised on the design and structure of the incentive compensation programs for executives, including with respect to total cash compensation, equity compensation, assessment of perquisites, retirement benefits and bonuses for NEOs

•
Administered the annual CEO performance evaluation on behalf of the Board of Directors

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
•
Reviewed and recommended updates to the executive and broad-based severance plans

•
Supported the Committee on proposal submitted to stockholders at the 2021 annual meeting of stockholders to increase the shares available for award under the director equity plan

Pay Governance provides the Company with annual executive and director market assessments that include, but are not limited to, assessments of First Hawaiian’s financial performance and compensation programs relative to its peers and a review of equity compensation and Board and committee compensation. The annual executive and director compensation assessments provided by Pay Governance provide the Compensation Committee with a broad array of information from which to assess the competitiveness of our compensation programs and serve as a foundation for compensation decisions.
Pay Governance also attends Compensation Committee meetings upon request. While the Compensation Committee considers input from Pay Governance when making compensation decisions, the Compensation Committee’s final decisions reflect many factors and considerations.
The Compensation Committee annually reviews the independence of its compensation consultant. The Compensation Committee considered First Hawaiian’s relationship with Pay Governance, assessed the independence of Pay Governance pursuant to NASDAQ and Exchange Act rules, and concluded that there are no conflicts of interest that would preclude Pay Governance from independently representing the Compensation Committee.

Benchmarking Compensation
Competitive market data serves as a reference point in evaluating our executive compensation levels and practices. We use this data to understand how similarly situated companies in the banking industry deliver pay. However, we do not set the compensation of our executives to specifically target a precise percentile or range of compensation in the market. Rather, the market data is evaluated in conjunction with other factors, such as internal equity considerations and individual performance, in setting target compensation levels for our NEOs.
The Compensation Committee performed a review of the compensation provided by our peer group in
July 2020 for purposes of making compensation decisions for 2021. We identified our 2021 peer group based on the following characteristics:
•
Banks of comparable size, with total assets, net income, and total deposits generally between 0.5x to 2.0x of First Hawaiian

•
Banks of comparable financial leverage and performance

•
In some cases, companies with comparable business model, operations and geographic locations

FIRST HAWAIIAN PERCENTILE RANKING VS. COMPENSATION PEER GROUP
44	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
The peer group used for benchmarking compensation in 2021 consisted of the companies set forth in the table below:
2021 COMPENSATION PEER GROUP
• Bank of Hawaii Corporation	• PacWest Bancorp
• BankUnited, Inc.	• Prosperity Bancshares, Inc.
• Banner Corporation	• Synovus Financial Corp.
• Cathay General Bancorp	• Trustmark Corporation
• Columbia Banking System	• UMB Financial
• Commerce Bancshares, Inc.	• Umpqua Holdings Corporation
• East West Bancorp, Inc.	• United Bankshares, Inc.
• F.N.B. Corporation	• Webster Financial Corporation
• Great Western Bancorp, Inc.	• Western Alliance Bancorporation
• Hope Bancorp	• Wintrust Financial Corporation
• International Bancshares Corporation
In October 2021, the Compensation Committee performed a review of the compensation peer group for purposes of making compensation decisions for 2022 and approved the removal of Synovus Financial Corp. due to their large size as compared with First Hawaiian. In addition, the Compensation Committee approved the addition of Pacific Premier Bancorp due to its strong financial alignment, more comparable performance and West Coast focus.

– 1 removed	+ 1 added
• Synovus Financial Corp.	• Pacific Premier Bancorp
In addition to data from the custom peer group, the Compensation Committee also reviews data from proprietary industry survey sources to gain a broader perspective on pay levels and practices for specific positions, particularly positions below the NEO level.

2021 CEO Compensation
The framework for the compensation of our CEO is based on a strong alignment with stockholder interests and a consistency with market practices. For 2021, First Hawaiian’s CEO pay mix was aligned with the average pay mix across the peer group. For more information on our peer group, please see “—Benchmarking Compensation,” above. The following graphs compare our CEO’s target pay mix for 2021 to the average target pay mix for CEO’s of our peer group.
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
For 2021, the Compensation Committee and its independent compensation consultant, Pay Governance, discussed market trends and reviewed benchmarking reports as discussed above under “— Benchmarking Compensation.” As part of this review, when setting Mr. Harrison’s compensation based on his performance during 2021, the Compensation Committee considered the Company’s performance results for fiscal year 2021, sustained historical performance results, external market references (including absolute and relative performance against peers) and internal compensation references. Mr. Harrison was not involved in setting his own compensation and was not present during the review of his performance or approval of his compensation.
The Compensation Committee set the CEO’s base salary for 2021 at $969,000. A significant portion of the CEO’s fiscal year 2021 bonus was based on a formula, with 50% of the bonus opportunity tied to the achievement of core net income goals. The CEO received a 2021 bonus award of  $1,282,568, representing 132% of his target award. For 2021, the Compensation Committee maintained the target value of long-term equity awards for the CEO at $2,000,000. For further discussion of the Compensation Committee’s rationale for its decisions regarding the CEO’s 2021 bonus and 2021 target long-term equity awards, see “— Key Components of Compensation.”
In 2021, 75% of Mr. Harrison’s target total direct compensation was variable and at-risk based on annual and long-term performance compared to 74% of average peer group CEOs. In addition, 50% of Mr. Harrison’s target total direct compensation was based on long-term performance compared to
46% of average peer group CEOs. The material elements of total direct compensation are base salary, annual cash incentives and equity incentives.
2021 Stockholder Outreach
Every year we reach out to the holders of a large percentage of our outstanding stock to request engagement on matters of governance and executive compensation, as well as any other matters on which they would like to offer feedback. In 2021 we sought feedback from our stockholder community regarding all aspects of our corporate governance as well as the design of our compensation program, suggestions on how to improve the compensation program from a stockholder viewpoint and ideas on how to enhance the transparency of our disclosure regarding our compensation program and strategy going forward.
Our 2021 outreach efforts consisted of the following:
•
We contacted the holders of 84% of our outstanding stock to request engagement.

•
Five stockholders, who in aggregate held approximately 24% of our shares, accepted meetings with us.

Company Participants:
•
Executive Vice President, General Counsel and Secretary

•
Head of Investor Relations

Feedback Received:
•
Stockholders generally were supportive of our compensation structure overall and

46	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
particularly supportive of the changes made in 2021, including the change in the mix of the CEO’s long-term equity incentive compensation to 60% performance-based vesting and 40% time-based vesting.
2022 Response:
After considering investor feedback, as well as the recommendations of its compensation consultant and CEO and other factors, the Compensation Committee elected to increase the stock ownership requirement for our non-employee directors from 3x to 5x annual cash retainer to further align the directors’ interests with those of stockholders. Consistent with investor feedback, which was generally supportive of our compensation programs with no specific criticisms raised, and given the greater than 98% approval received on our say-on-pay proposal at the 2021 annual meeting of stockholders, the Committee did not make any other changes for 2022.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
Key Components of Compensation
2021 PAY ELEMENTS
Base Salary

Base salaries for our NEOs are reviewed annually by our Compensation Committee following the completion of our fiscal year end. Occasionally, we may make adjustments to base salaries during the year in response to significant changes in an executive’s responsibilities or events that would impact the long-term retention of a key executive. Salaries are established at levels commensurate with each executive’s role and responsibilities, experience level, performance and relevant market data for similar roles.

48	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
After reviewing all relevant items, the Compensation Committee approved the following base salaries for 2021, effective March 2021:
Named Executive Officer	Base Salary 2020 ($)	Base Salary 2021 ($)	% Change from 2020 Salary
Robert S. Harrison	$969,000	$969,000	0%
Ravi Mallela	460,000	460,000	0
Alan H. Arizumi	497,350	497,350	0
Lance A. Mizumoto	433,500	433,500	0
Ralph M. Mesick	425,000	425,000	0
Mitchell E. Nishimoto	370,475	370,475	0
Annual Bonus Plan

We make annual bonus awards under the First Hawaiian, Inc. Bonus Plan (the “Bonus Plan”). The following table sets forth information regarding each NEO’s target bonus award and the actual award received for 2021:
Named Executive Officer	2021 Target Award	2021 Target Percent of Salary	Actual Award for 2021(1)	Actual % of Target
Robert S. Harrison	$969,000	100%	$1,282,568	132%
Ravi Mallela	345,000	75%	—	—
Alan H. Arizumi	323,278	65%	439,657	136%
Lance A. Mizumoto	281,775	65%	402,938	143%
Ralph M. Mesick	276,250	65%	370,175	134%
Mitchell E. Nishimoto	203,761	55%	—	—

(1)
Mr. Mallela, former Executive Vice President and Chief Financial Officer, Finance Group, and Mr. Nishimoto, former Vice Chairman and Head of Retail Banking Group, resigned from their positions with First Hawaiian and, accordingly, were not considered for bonuses for 2021.

Annual bonus awards are determined based on achievement of both Company and individual performance goals generally established during the first quarter of each year for the applicable performance period, but our Compensation Committee retains discretion to determine the final award amount for each NEO. For 2021 annual bonus awards, the Compensation Committee established the following Company financial performance targets for all NEOs and individual performance goals for the CEO, as further described below:

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	49

EXECUTIVE COMPENSATION
(1)
Represents a non-GAAP measure. Please see Annex A for further explanation and a reconciliation.

The annual bonus plan uses Core Net Income as the primary performance metric (determines 50% of the annual bonus payout) to incentivize management to take actions that enhance core financial performance, rather than actions that would generate one-time, unrepeatable income realization. The Core Net Income metrics used to determine the 2021 annual bonus awards are presented in the table below:

Performance Level	FY2021 Core Net Income ($)		Payout Factor as % of Target Award Attributable to Core Net Income(1)
Maximum (105% of Target)		$218.219M	150%
Target		$207.828M	100%
Threshold (95% of Target)		$197.437M	50%
Below Threshold	<$	197.437M	0%

(1)
Payouts for results between the stated performance levels are interpolated on a straight-line basis.

We selected relative efficiency ratio as a second financial performance metric for our 2021 annual bonus payments (determines 20% of the annual bonus payout) to ensure a competitive cost structure and effective returns on capital expenditures. The efficiency ratio goals used to determine 2021 annual bonus payouts are presented in the table below:
RELATIVE EFFICIENCY RATIO VS.
COMPENSATION PEER GROUP
Performance	Payout Factor as a % of Target Award Attributable to Efficiency Ratio(1)
75th percentile	150%
Median	100%
30th percentile	50%
<30th percentile	0%

(1)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

50	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
For 2021, performance against the Company’s financial performance metrics were as follows:
Performance Level	2021 Results	% of Specific Component Earned	Payout Factor as a % of Target Award
Core Net Income (50% weight)	• $279.229 M • 134% of target	150.0%	75%
Relative Efficiency Ratio (20% weight)	• 52.76% • 57th percentile of peer group	114.3%	23%
Our NEOs are also evaluated on their individual performance, which determines 30% of the annual bonus payouts. Individual performance is evaluated across the following areas key to our business:
•
execution on strategic priorities

•
strategic planning and leadership

•
financial management

•
stockholder/investor relations

•
regulatory relations

•
talent management and organization effectiveness

•
leadership through a pandemic

The Chief Executive Officer evaluates the performance of each of his direct reports (including each of Messrs. Arizumi, Mizumoto and Mesick) and makes a recommendation to the Compensation Committee on the individual payout factor for each NEO (other than himself). For the CEO, the Compensation Committee reviews the results of an individual performance assessment that solicits feedback from each director regarding the CEO’s performance within the six performance categories detailed above, as well as an overall qualitative performance assessment which may cover areas outside of the six categories.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
For 2021 annual bonus payouts, each NEO’s performance was assessed during the first quarter of 2022. The individual assessment considers the totality of the NEO’s performance, rather than assigning weightings to each of the seven individual performance factor categories, and took the following into account when considering individual performance for 2021:

Named Executive Officer	Individual Performance Highlights(1)
Robert S. Harrison Chairman, President and Chief Executive Officer
•
Outstanding 2021 financial performance and growth amidst extraordinary challenges

•
Continuing strong net income performance

•
Solid credit quality

•
Strong capital and liquidity

•
Continuing core fee income growth

•
Outstanding leadership in navigating pandemic challenges, prioritizing the well-being and continued performance of employees and supporting the community while ensuring high performance of essential banking functions

•
Continued strengthening of the Company’s risk management and infrastructure foundation

•
Steadfast focus on the growth of the core banking business and other key businesses

•
Continued execution of the Company’s strategic and corporate goals, particularly with respect to digital transformation

•
Continued focus on diversity, equity and inclusion to further awareness at all levels

Alan H. Arizumi Vice Chairman, Wealth Management Group
•
Drove record growth in wealth management revenue and assets under administration

•
Implemented key digital transformation and platform optimization initiatives

•
Continued momentum towards achievement of strategic business development and segmentation initiatives

•
Excelled in employee engagement, leadership development for emerging and advanced leaders, and management succession

Lance A. Mizumoto Vice Chairman and Chief Lending Officer
•
Exceeded loan and deposit growth targets during continued challenging economic conditions

•
•
Developed a comprehensive strategic plan focusing on digital transformation, market growth and enhanced internal/external partnerships, talent management and market growth

•
Collaborated with partnerships throughout the bank to strengthen process improvement initiatives

•
Continued emphasis on leadership succession for emerging and advanced leaders

Ralph M. Mesick Vice Chairman and Chief Risk Officer
•
Led the centralization of underwriting support for commercial banking

•
Continued to strengthen the Company’s comprehensive model risk program with an enhanced risk assessment program

•
Established an enterprise-wide risk modeling program, data support and data mapping strategy

•
Drove several process optimization initiatives to improve efficiencies throughout the Company, including the transition to a new credit analytics and risk monitoring platform

(1)
Mr. Mallela, former Executive Vice President and Chief Financial Officer, Finance Group, and Mr. Nishimoto, former Vice Chairman and Head of Retail Banking Group, resigned from their positions with First Hawaiian and, accordingly, were not considered for bonuses for 2021.

52	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Long-Term Equity Awards

Our NEOs and certain other employees receive grants of long-term, equity incentive compensation. These awards include equity-based awards under the First Hawaiian, Inc. Long Term Incentive Plan (the “LTIP”) and awards that vest over a period of time. The Compensation Committee sets performance goals under the LTIP for overlapping three-year performance periods. In 2021, the Compensation Committee decided to grant LTIP awards in the form of performance share units. In addition, the Compensation Committee decided to grant restricted stock units under the Omnibus Plan. This approach was similar to the approach we utilized in 2020, except that we elected to award performance share units and restricted stock units in 2021 in lieu of the performance share awards and restricted share awards utilized in 2020. For 2021, 60% of equity awards consisted of performance share units and 40% consisted of restricted stock units, compared to 50% performance share awards and 50% restricted share awards in 2020.
Performance Share Units
The performance share units awarded for the 2021-2023 LTIP cycle (the “2021-2023 LTIP Awards”) provide for cliff vesting following the end of a three-year performance period, and can be earned between 0-200% of target based on performance. Performance is measured solely on a relative basis using two core return metrics and a modifier as follows:
•
70% of earnout based on Return on Average Tangible Equity (ROATE) vs. Compensation Peer Group

•
30% of earnout based on Return on Average Tangible Assets (ROATA) vs. Compensation Peer Group

•
+/-25% modified based on the Company’s TSR vs. KBW Regional Bank Index. Using the weightings presented above, ROATE, ROATA and TSR will be measured using the same performance schedule with the following associated payout factors:

ROATE(1) AND ROATA(2) VS.
COMPENSATION PEER GROUP(3)
Performance	% of Target Award(3)
75th percentile or higher	200%
Median	100%
30th percentile	50%
<30th percentile	0%

(1)
ROATE is defined as the ratio of core net income to average tangible stockholders’ equity for FHI and reported net income to average tangible stockholders’ equity for the peer group.

(2)
ROATA is defined as the ratio of core net income to average tangible assets for FHI and reported net income to average total tangible assets for the peer group.

(3)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

TSR VS. KBW REGIONAL BANK INDEX(1)
Performance	Modifier(1)
75th percentile or higher	+25%
Median	0
30th percentile or lower	-25%

(1)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

No LTIP awards will be earned at greater than 200% of target. Accordingly, if the resulting payout factor based on performance against the ROATE and ROATA metrics and the TSR modifier exceeds 200% of target, the payout will be reduced to 200% of target. Additionally, if First Hawaiian’s absolute TSR over the three-year performance period is negative, there can be no upward adjustment using the TSR modifier. TSR will be calculated assuming the reinvestment of dividends and using a 30-day trading average to establish starting and ending share prices.
The Compensation Committee believes this approach appropriately measures long term performance, is well aligned with the interests of stockholders and provides balance between financial results and TSR.
Restricted Stock Units
Additionally, for 2021 the Compensation Committee approved grants of restricted stock units to all NEOs that vest in equal annual installments over a three-year period.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	53

EXECUTIVE COMPENSATION
2021 NEO Long-Term Equity Awards
The following awards were granted in 2021 to the NEOs:
Named Executive Officer	Number of Performance Share Units	Number of Restricted Stock Units	Total Grant Date Fair Value(1) ($)
Robert S. Harrison	40,927	27,285	$1,999,976
Ravi Mallela	15,244	10,163	669,982
Alan H. Arizumi	6,256	4,172	274,987
Lance A. Mizumoto	7,394	4,930	324,984
Ralph M. Mesick	11,376	7,584	499,975
Mitchell E. Nishimoto	4,323	2,882	189,996

(1)
The amounts in this column represent the grant date fair value, assuming target performance for the 2021-2023 LTIP Awards, as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

Results of 2019-2021 LTIP Performance Cycle

In 2019, the Performance Share Awards granted to the NEOs were based on two metrics plus a modifier, the achievement of which resulted in a payout of 163.1% of target shares awarded. The calculation of the 163.1% earnout is presented in the table below:
Performance Measure (% weight)	Payout Schedule	Actual Results	Target Award Earned (%)	Total Shares Earned
Return on Average Tangible Stockholders’ Equity Relative to the Peer Group (70%)	75th Percentile or higher: 200% Target Shares earned 50th Percentile: 100% Target Shares earned 30th Percentile: 50% Target Shares earned Below 30th Percentile: 0% Target Shares earned	ROATE: 45.39% Rank: #5 out of 23 Percentile Rank: 81.8% (200.0% Achieved)	140.0
Return on Average Tangible Assets Relative to the Peer Group (30%)	75th Percentile or higher: 200% Target Shares earned 50th Percentile: 100% Target Shares earned 30th Percentile: 50% Target Shares earned Below 30th Percentile: 0% Target Shares earned	ROATA: 3.47% Rank: #9 out of 23 Percentile Rank: 63.6% (154.5% Achieved)	46.4	Unmodified Results: 186.4%
Relative Total Shareholder Return (TSR) Modifier	75th Percentile or higher: 125% (25% increase) 50th Percentile: 100% (no adjustment) 30th Percentile: 75% (25% decrease)	FHI TSR: 21.74% Rank: #28 out of 46 Percentile Rank: 40th	87.5	Modified Results: 163.1%
54	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
As a result of this performance, the NEOs earned the following Performance Share Awards for the 2019 to 2021 performance cycle:
Named Executive Officer	Number of Performance Share Awards Earned
Robert S. Harrison	60,317
Ravi Mallela	—(1)
Alan H. Arizumi	6,786
Lance A. Mizumoto	9,047
Ralph M. Mesick	6,031
Mitchell E. Nishimoto	3,467(2)

(1)
Mr. Mallela’s award was forfeited in connection with his resignation in January 2022.

(2)
Reflects pro rated vesting at target based on Mr. Nishimoto’s service through his retirement in 2021.

Employment Agreements and Offer Letters
Employment Agreement with Mr. Harrison

We previously entered into an employment agreement with Mr. Harrison, which became effective on January 1, 2012. The agreement was for an initial term of two years with automatic one-year extensions at the end of each year unless notice of termination is provided. During the initial term of the agreement, Mr. Harrison served as President and Chief Executive Officer, reporting to the board of directors of First Hawaiian Bank and the Chief Executive Officer of BancWest. Mr. Harrison has since been named Chairman and he continues to serve as Chief Executive Officer of First Hawaiian.
Material terms of the employment agreement include an annual base salary, participation in the Bonus Plan and annual equity awards, including performance-and time-vesting equity, as may be established by the Committee.
Mr. Harrison’s employment agreement also includes severance benefits, which have since been replaced by his participation in the First Hawaiian,Inc Amended and Restated (the “Executive Severance Plan”) as described under “Executive Compensation—Executive Compensation Tables—Potential Payments upon Termination or Change in Control” below.
The employment agreement also contains:
(i)
a confidentiality provision that applies during the term of employment and for one year following any termination of employment,

(ii)
a non-competition provision that applies during the term of employment and for one year following any termination of employment that results in severance benefits, and

(iii)
an employee non-solicitation provision that applies during the term of employment and for one year following any termination of employment.

Offer Letter with Mr. Mallela

On July 25, 2018, we entered into an offer letter with Mr. Mallela. Pursuant to the letter agreement, Mr. Mallela was an “at will” employee and served as Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank.
Material terms of the offer letter (after reflecting updates to compensation amounts through 2021) include:
•
an annual base salary set at $460,000 for 2021;

•
a one-time sign-on cash award of  $150,000, which was subject to repayment should Mr. Mallela have resigned prior to the one-year anniversary of his start date;

•
participation in the Bonus Plan with an annual bonus equal to 75% of Mr. Mallela’s annual base salary for 2021;

•
participation in the LTIP, with awards to be determined by the Compensation Committee;

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	55

EXECUTIVE COMPENSATION
•
an award of Company restricted share units valued at $991,472 subject to a three-year vesting schedule, in consideration for equity awards that Mr. Mallela forfeited in connection with his departure from his previous employer;

•
participation in the Executive CIC Plan;

•
an auto allowance of  $7,200 per year; and

•
relocation benefits (up to a maximum of $30,000) which were grossed up in 2019, subject to repayment of 100% (up to a maximum of  $30,000), 75% (up to a maximum of  $22,500) or 50% (up to a maximum of  $15,000) of these relocation benefits if he resigns within one year, two years or three years of his hire date, respectively.

Effective January 7, 2022, Mr. Mallela resigned from his positions with the Company and the Bank. In connection with his resignation, Mr. Mallela did not receive any severance and forfeited his outstanding unvested equity awards. In addition, Mr. Mallela did not earn a bonus for 2021.
Mr. Nishimoto’s Retirement

Effective July 1, 2021, Mr. Nishimoto retired from his positions with the Company and the Bank. Mr. Nishimoto’s retirement entitled him to severance benefits in connection with a resignation for Good Reason following a change in responsibilities under the Executive CIC Plan (as defined below) and thus was entitled to payments and benefits thereunder in an amount of  $1,159,968, which equal one times Mr. Nishimoto’s base salary and bonus, payable on the last day of the month following his resignation. In addition, Mr. Nishimoto’s 2021-2023 LTIP Award remained outstanding and eligible to vest based on achievement of performance; provided that the earned award will be pro rated based on his service from the beginning of the performance period through his retirement date. In addition, a pro rated portion of Mr. Nishimoto’s outstanding performance share awards, restricted stock unit awards and restricted stock awards vested upon his retirement date.
Other Benefits and Retirement Plans
First Hawaiian, Inc. 401(k) Savings Plan

Effective January 6, 2017, we adopted the First Hawaiian, Inc. 401(k) Savings Plan (the “401(k) Plan”),
a tax-qualified defined contribution savings plan for all eligible employees of First Hawaiian, including each of our NEOs. Under the 401(k) Plan, eligible employees may contribute up to 75% of their pay (subject to Internal Revenue Service (“IRS”) limitations) to the 401(k) Plan commencing upon their date of hire. Contributions are withheld by payroll deductions on a pre-tax basis. After participants have completed one year and 1,000 hours of service, First Hawaiian will match 100% of the first 5% of the pay that an employee contributes on a pre-tax basis to the 401(k) Plan up to the IRS allowable maximum. Participants are 100% vested in the employer matching contributions. All NEOs are eligible for such First Hawaiian matching contributions.
First Hawaiian, Inc. Future Plan

Effective May 16, 2016, we adopted the First Hawaiian, Inc. Future Plan (the “Future Plan”). The Future Plan is a money purchase plan that is designed to help eligible employees build long-term savings through First Hawaiian contributions toward retirement. Under the Future Plan, First Hawaiian contributes an amount equal to 2.5% of an eligible employee’s base salary and any incentive compensation payments, excluding LTIP awards, subject to applicable IRS limits. Employees may direct how contributions will be invested. Contributions are made each calendar quarter to a Future Plan account that is held in the name of each participant. Employees vest ratably in the plan, over five years of service with First Hawaiian, or upon death, disability (as defined in the Future Plan) or attainment of age 65. All NEOs participate in the Future Plan.
Other Retirement and Deferred Compensation Arrangements

In connection with the IPO, we adopted the First Hawaiian, Inc. Deferred Compensation Plan (2016 Restatement) (the “First Hawaiian, Inc. DCP”) effective December 13, 2016 for First Hawaiian participants. We also maintain the First Hawaiian Bank Deferred Compensation Plan (the “First Hawaiian Bank DCP”) and the First Hawaiian, Inc. Supplemental Executive Retirement Plan (the “SERP”). On March 11, 2019, the Board approved an amendment to the SERP to freeze the SERP effective July 1, 2019.
Under the First Hawaiian, Inc. DCP, the Compensation Committee of our Board may designate employees

56	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
for retirement contributions and participants may defer portions of their base salary or cash-based incentive award. Messrs. Harrison, Mallela, Arizumi, Mizumoto and Nishimoto participate in the First Hawaiian, Inc. DCP. Messrs. Arizumi and Nishimoto received a retirement contribution under the First Hawaiian, Inc. DCP for 2021. Under the First Hawaiian Bank DCP, participating employees may defer a portion of their base salary or incentive compensation. Each participant’s account is increased or decreased by the interest credited or debited to such account as though the balance of that account had been invested in the applicable investment funds or indices chosen by the participating employee. Under the First Hawaiian Bank DCP, the Compensation Committee may also, in its discretion, designate employees on whose behalf First Hawaiian Bank may make executive retirement contributions. For 2021, Messrs. Harrison, Mallela, Mizumoto and Mesick received an executive retirement contribution under the First Hawaiian Bank DCP equal to 7.5% of base salary and any incentive compensation payments, excluding LTIP awards. Such retirement contributions vest over five years of service with First Hawaiian Bank with automatic vesting upon attainment of age 65, disability or death prior to termination of employment. Executive retirement contributions are paid in either a lump sum or annual installments, as elected by the executive.
Effective July 1, 2019, the SERP was frozen and all accruals of benefits, including service accruals, ceased. The SERP is a non-qualified plan under which participating executives generally receive a benefit equal to a percentage of the average annual rate of compensation earned during the 60 consecutive calendar months out of the last 120 calendar months of employment or, following the SERP freeze date, ending prior to July 1, 2019, that results in the highest average, subject to reduction in the case of early retirement. Mr. Harrison is the only NEO that participates in the SERP, which is frozen to new participants, and he will receive a benefit equal to a percentage of the highest consecutive 12 months of compensation earned during his 60 months of service prior to July 1, 2019, subject to reduction in the case of early retirement. The target percentage is 60% multiplied by a fraction based on credited years of service as of July 1, 2019 under the SERP. The benefit is also reduced by Company contributions to benefits received pursuant to other retirement plans, including, among others, the 401(k) Plan, the Future Plan, and
50% of an executive’s monthly primary social security benefit, determined as if the executive was age 65. SERP participants may elect to receive benefits in a monthly annuity, monthly installments or a lump sum, subject to certain restrictions.
Under each of the First Hawaiian, Inc. DCP and the SERP, within thirty days after a “change in control of the company,” any amounts credited to accounts of participants in each respective plan that have not previously been contributed to a trust are required to be contributed to a trust. Similarly, within thirty days after a “change in control of a bank subsidiary” any amounts credited to accounts of participants in each respective plan who are employees of that bank subsidiary that have not previously been contributed to a trust are required to be contributed.
“Change in control of the company,” as used in the First Hawaiian, Inc. DCP and the SERP, generally means:
(i)
any person other than BNPP, any affiliate of BNPP or a fiduciary holding shares under an employee benefit plan, becomes the beneficial owner of more than 50% of the combined voting power of First Hawaiian, Inc.,

(ii)
a merger or consolidation of First Hawaiian, Inc., as a result of which either:

(A)
any person other than BNPP or an affiliate becomes the beneficial owner of more than 50% of the voting power of First Hawaiian, Inc., or

(B)
the shares of First Hawaiian, Inc. outstanding immediately prior to such transaction do not represent a majority of the voting power of all voting securities of such entity outstanding immediately after such transaction, or

(iii)
the sale of all or substantially all of the assets of First Hawaiian, Inc.

“Change in control of a bank subsidiary” generally means:
(i)
any person other than BNPP, any affiliate of BNPP or a fiduciary holding shares under an employee benefit plan, becomes the beneficial owner of more than 50% of the combined voting power of either First Hawaiian Bank or Bank of the West,

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	57

EXECUTIVE COMPENSATION
(ii)
a merger or consolidation of either First Hawaiian Bank or Bank of the West, as a result of which either:

(A)
any person other than BNPP or an affiliate becomes the beneficial owner of more than 50% of the voting power of either First Hawaiian Bank or Bank of the West, or

(B)
the shares of either First Hawaiian Bank or Bank of the West outstanding immediately prior to such transaction do not represent a majority of the voting power of all voting securities of such entity outstanding immediately after such transaction, or

(iii)
the sale of all or substantially all of the assets of either First Hawaiian Bank or Bank of the West.

Insurance Plans

Our NEOs participate in a variety of insurance plans, including a group variable universal life insurance policy, an individual disability insurance policy, a group life insurance plan and an executive life insurance plan. Company-paid premiums under those policies are disclosed in the Summary Compensation Table below.

Compensation Risk Management and Governance Policies
Stock Ownership Guidelines

We maintain robust stock ownership guidelines to ensure the interests of our executives and non-employee directors align with those of our stockholders, which were revised for senior management in February 2019 and again in February 2021 and for our non-employee directors in October 2021. Covered persons have five years from the most recent applicable amendment of the revised guidelines, or the date the policy or amendment becomes applicable to them, to attain the required ownership levels. All directors and officers subject to this policy are currently in compliance or within their window for compliance with this policy.

The revised guidelines are as follows:
Position	Stock Ownership Requirement	Compliance Period
CEO	6x base salary	Five years from February 27, 2019 (or appointment if later)(1)(2)
President (if other than the CEO)	3x base salary	Five years from appointment
Other Named Executive Officers	2x base salary	Five years from February 27, 2019(1)
Non-Employee Directors	5x annual cash retainer	Five years from October 20, 2021 (or appointment if later)(3)

(1)
On February 27, 2019, the Board revised the stock ownership guidelines to increase the stock ownership requirements for the CEO and the other NEOs and provided for a five-year compliance period.

(2)
On February 24, 2021, the Board revised the stock ownership guidelines to increase the stock ownership requirement for the CEO from 5x to 6x base salary. At such time, the Board determined to maintain the February 27, 2024 compliance deadline for the CEO to achieve the 5x ownership level and provided until February 24, 2026, which is five years following the 2021 revision, for the CEO to achieve the 6x ownership level.

(3)
On October 20, 2021, the Board revised the stock ownership guidelines to increase the stock ownership requirement for non-employee directors from 3x to 5x the annual cash retainer and provided for a five-year compliance period.

Shares that count toward satisfaction of the guidelines for officers include:
•
shares owned outright,

•
deferred shares or deferred stock units,

•
shares purchased through the Employee Stock Purchase Plan,

•
shares held in retirement accounts,

•
unvested restricted stock or restricted stock units, and

•
earned but unvested performance shares or performance share units.

58	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Shares that count toward satisfaction of the guidelines for non-employee directors include shares for which the non-employee director has or shares voting power (which includes the power to vote or direct the voting) and/or investment power (which includes the power to dispose or direct the disposition of such shares).
All participants are currently within their window for compliance with these guidelines.
Clawback Policy
We maintain a clawback policy that covers all cash and equity incentive compensation. The policy provides for a three-year lookback and, subject to the Compensation Committee’s discretion, First Hawaiian may recover all or part of cash, equity-based or other incentive compensation that has been paid or will be paid due to financial restatement, inaccurate calculation of incentive compensation, individuals operating outside First
Hawaiian’s risk policies and employees committing ethical misconduct.
Prohibition on Share Pledging, Hedging and Short Selling

The Company has established a policy applicable to our directors, officers and employees, as well as their immediate family members and household members, that prohibits pledging Company stock as collateral for a loan. This includes the use of a traditional margin account with a broker dealer unless the Company stock is treated as non-marginable by the broker dealer. In addition, those persons are prohibited from engaging in short-term or speculative transactions in Company stock, including hedging or monetization transactions, short sales with respect to our securities or through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds.

Deductibility of Executive Compensation
When compensation matters are reviewed by the Compensation Committee, the Committee considers the anticipated tax and accounting treatment of various payments and benefits.
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation in excess of  $1 million per year paid by a public company to its “covered employees.” Prior to our 2020 annual meeting of stockholders, we were eligible for transition relief from the application of Section 162(m) with respect to certain compensation provided pursuant to a plan or agreement that existed during the period in which we were not publicly held. Such transition relief ceased to apply to First Hawaiian following our 2020 annual meeting of stockholders. While we have considered the implications of Section 162(m) and the limits of deductibility on compensation in excess of  $1 million in the design of our compensation program, and will continue to evaluate the changes to Section 162(m), we consider it important to retain the flexibility to design a compensation program that is in the best long-term interests of First Hawaiian and our stockholders, even if certain payments thereunder are not deductible under Section 162(m).

Assessing Risk in Our Compensation Programs
The Compensation Committee has evaluated our compensation policies and practices in place in 2021 and has concluded that none of the Company’s incentive plans were likely to motivate behavior that would result in a material adverse impact to the Company. The potential risks identified through the Committee’s risk assessment process were determined to be effectively mitigated through:
•
established risk controls,

•
leadership oversight, and

•
the culture of proactive risk management.

In addition, the Company’s management engaged a third-party consulting firm to review the Company’s incentive plans for their potential to introduce problematic risk to the organization. The consulting firm undertook an in-depth review of incentive programs in 2020 and concluded that, overall, the Company’s incentive programs and plans currently were not likely to introduce problematic risk to the Bank. Further, the Company’s management engaged the same consulting firm to update the review for 2021 with a focus on new plans or changes to existing plans. The consulting firm reached the same conclusions as in 2020. Following a review of

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	59

EXECUTIVE COMPENSATION
these findings, the Compensation Committee concluded that the Company’s incentive plans were well designed and are working effectively to motivate performance and mitigate risk.

Change in CEO Pension Value in the Summary Compensation Table
Mr. Harrison is a participant in our SERP, which is a legacy plan that was frozen as of July 1, 2019, with associated tax reimbursements discontinued. As such, no future contributions will be made, nor benefits accrued, including service credit.
However, the value of Mr. Harrison’s compensation related to his SERP account as set forth in our Summary Compensation Table may change year-over-year. Specifically, the Summary Compensation Table reflects the change in net present value of Mr. Harrison’s SERP benefits year-over-year, which is driven by changes in market-based discount rates and actuarial assumptions. For example, the “Change in Pension Value and Nonqualified Deferred
Compensation Earnings” column of the Summary Compensation Table shows a significant increase in the value of Mr. Harrison’s SERP from 2018 to 2019 and again from 2019 to 2020, and no increase in the value of Mr. Harrison’s SERP from 2020 to 2021. In each case, these changes reflect the change in the actuarial estimate of his potential future pension benefits, which is driven in large part by benchmark interest rates.
It is important to note Mr. Harrison received no direct compensation related to his SERP account in 2019, 2020 or 2021, and no SERP benefits will be paid to Mr. Harrison until after his retirement from First Hawaiian.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed the CD&A as required by Item 402(b) of Regulation S-K and discussed it with the Company’s management team. Based on such review and discussions with management, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement.
SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Matthew J. Cox, Chairman
Allen B. Uyeda
Jenai S. Wall
Vanessa L. Washington

60	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table presents information with respect to our NEOs for the fiscal years ended December 31, 2021, 2020 and 2019.
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
Robert S. Harrison Chairman, President and Chief Executive Officer	2021	$969,000	$1,282,568	$1,999,976	$—	$—	$176,269	$4,427,813
	2020	965,833	566,477	1,999,984	—	1,874,412	244,799	5,651,505
	2019	1,137,500	1,034,170	1,999,987	—	1,655,489	184,522	6,011,668
Ravi Mallela Former EVP and Chief Financial Officer(6)	2021	460,000	—	669,982	—	—	87,841	1,217,823
	2020	458,333	205,137	669,976	—	—	100,101	1,433,547
	2019	450,000	372,475	669,997	—	—	88,859	1,581,331
Alan H. Arizumi Vice Chairman, Wealth Management Group	2021	497,350	439,657	274,987	—	—	113,451	1,325,445
	2020	496,125	198,686	274,994	—	—	123,626	1,093,431
	2019	488,333	376,986	225,000	—	—	122,060	1,212,379
Lance A. Mizumoto Vice Chairman and Chief Lending Officer, Commercial Banking Group	2021	433,500	402,938	324,984	—	—	106,877	1,268,299
	2020	432,083	164,726	324,993	—	—	113,318	1,035,120
	2019	424,172	301,826	299,982	—	—	99,009	1,124,989
Ralph M. Mesick Vice Chairman and Chief Risk Officer, Risk Management Group(7)	2021	425,000	370,175	499,975	—	—	81,769	1,376,919
	2020	425,000	153,208	499,990	—	—	87,171	1,165,369
	2019	395,417	234,521	199,988	—	—	80,010	909,936
Mitchell E. Nishimoto Former Vice Chairman and Head of Retail Banking Group(8)	2021	185,238	—	189,996	—	—	1,207,315	1,582,549

(1)
The amounts in this column for Mr. Harrison represent his salary and, for 2019, his annual role-based allowance of $190,000.

(2)
The amounts in this column represent annual incentive cash awards earned under the Bonus Plan.

(3)
The amounts in this column for fiscal year 2021 represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of performance share units granted pursuant to the LTIP for the 2021-2023 cycle and restricted stock units granted pursuant to the Omnibus Plan during fiscal year 2021. The amounts in this column for fiscal year 2020 represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of performance share awards granted pursuant to the LTIP for the 2020-2022 cycle (the “2020-2022 LTIP Awards”) and restricted share awards granted pursuant to the Omnibus Plan during fiscal year 2020. The amounts in this column for fiscal year 2019 represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of performance share awards granted pursuant to the LTIP for the 2019-2021 cycle (the “2019-2021 LTIP Awards”) and restricted share awards granted pursuant to the Omnibus Plan during fiscal year 2019. For further information regarding grant date fair value calculations, see Note 20 to the Consolidated Financial Statements included in First Hawaiian’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The LTIP Award amounts for each year reported are based on assumed performance achievement at 100%, which is the target level of performance share units or performance share award amounts that may be earned. The amounts for the 2021-2023 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share award amounts that may be earned, are $2,399,959, $803,969, $329,941, $389,960, $599,970 and $227,995 for each of Messrs. Harrison, Mallela, Arizumi, Mizumoto, Mesick and Nishimoto, respectively. The amounts for the 2020-2022 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share award amounts that may be earned, are $2,000,010, $669,976, $275,020, $325,019, and $499,990 for each of Messrs. Harrison, Mallela, Arizumi, Mizumoto and Mesick, respectively. The amounts for the 2019-2021 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share award amounts that may be earned, are $1,999,987, $669,997, $225,027, $299,982 and $199,988 for each of Messrs. Harrison, Mallela, Arizumi, Mizumoto and Mesick, respectively.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	61

EXECUTIVE COMPENSATION
(4)
The amounts in this column reflect the actuarial increase in the present value of benefits under the SERP. Mr. Harrison is the only NEO who participates in the SERP, and none of our NEOs received above-market earnings on their non-qualified deferred compensation accounts. The change in pension value represents the present value of future retirement benefits and does not represent any cash benefit to Mr. Harrison. The SERP was frozen and all accruals of benefits, including service accruals, ceased effective July 1, 2019. Therefore, any subsequent changes in the actuarial present value of an NEO’s accumulated benefit under the SERP would likely be attributable, primarily, to variations in the discount rate or modifications to actuarial assumptions. Mr. Harrison was not paid any compensation in respect of the SERP in 2021, 2020 or 2019, and will not be paid any amounts until his retirement or termination of employment with First Hawaiian. See “Compensation Discussion and Analysis—Other Benefits and Retirement Plans” for more information.

(5)
The items comprising “All Other Compensation” for 2021 are:

Name	Perquisites and Other Personal Benefits(a) ($)	Contributions to Defined Contribution Plans(b) ($)	Insurance Premiums(c) ($)	Other(d) ($)	Total ($)
Robert S. Harrison	$27,372	$136,911	$11,986	$—	$176,269
Ravi Mallela	12,319	67,056	8,466	—	87,841
Alan H. Arizumi	26,449	73,953	13,049	—	113,451
Lance A. Mizumoto	26,297	66,617	13,963	—	106,877
Ralph M. Mesick	12,453	57,116	12,200	—	81,769
Mitchell E. Nishimoto	9,096	34,136	4,115	1,159,968	1,207,315

(a)
“Perquisites and Other Personal Benefits” include: for Mr. Harrison, Company provided parking, automobile allowance and related expenses, club dues and fees, and meals; for Mr. Mallela, Company provided parking, automobile allowance and related expenses, and meals; for Mr. Arizumi, Company provided parking, automobile allowance and related expenses, club dues and fees, and meals; for Mr. Mizumoto, Company provided parking, automobile allowance and related expenses, club dues and fees, meals and executive physical fee; for Mr. Mesick, Company provided parking, automobile allowance and related expenses and meals; and for Mr. Nishimoto, Company provided parking, automobile allowance and related expenses, club dues and fees and meals.

(b)
Reflects Company contributions for Mr. Harrison under the 401(k) Plan ($14,500), the Future Plan ($7,250) and the First Hawaiian Bank DCP ($115,161); for Mr. Mallela under the 401(k) Plan ($9,921), the Future Plan ($7,250) and the First Hawaiian Bank DCP ($49,885); for Mr. Arizumi under the 401(k) Plan ($14,500), the Future Plan ($7,250) and the First Hawaiian, Inc. DCP ($52,203); for Mr. Mizumoto under the 401(k) Plan ($14,500), the Future Plan ($7,250) and the First Hawaiian Bank DCP ($44,867); and for Mr. Mesick under the 401(k) Plan ($6,500), the Future Plan ($7,250) and the First Hawaiian Bank DCP ($43,366); and for Mr. Nishimoto under the 401(k) Plan ($8,799), the Future Plan ($6,025) and the First Hawaiian Bank DCP ($19,312), as discussed under “—Compensation Discussion and Analysis—Other Benefits and Retirement Plans” above.

(c)
Reflects insurance premiums paid for the benefit of the NEOs, including: for Messrs. Harrison, Mallela, Arizumi, Mizumoto, Mesick and Nishimoto in a group variable universal life insurance policy, an individual disability insurance policy and a group life insurance plan.

(d)
Reflects a severance payment in the amount of  $1,159,968.

(6)
Mr. Mallela resigned effective January 7, 2022.

(7)
Effective January 8, 2022, Mr. Ralph M. Mesick was appointed Interim Chief Financial Officer.

(8)
Mr. Nishimoto was not an NEO in 2020 or 2019 and retired effective July 1, 2021.

62	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
2021 Grants of Plan-Based Awards
The following table sets forth plan-based awards granted in 2021.
		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards(3)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Robert S. Harrison	2/24/21	20,464	40,927	81,854		$1,199,980
	2/24/21				27,285	799,996
Ravi Mallela	2/12/21	7,622	15,244	30,488		401,984
	2/12/21				10,163	267,998
Alan H. Arizumi	2/12/21	3,128	6,256	12,512		164,971
	2/12/21				4,172	110,016
Lance A. Mizumoto	2/12/21	3,697	7,394	14,788		194,980
	2/12/21				4,930	130,004
Ralph M. Mesick	2/12/21	5,688	11,376	22,752		299,985
	2/12/21				7,584	199,990
Mitchell E. Nishimoto	2/12/21	2,162	4,323	8,646		113,998
	2/12/21				2,882	75,998

(1)
Represents the 2021-2023 LTIP Awards under the LTIP, which cliff vest within 60 days following December 31, 2023, the end of the three-year performance period, subject to continued employment through the vesting date.

(2)
Represents restricted stock units granted under the Omnibus Plan that vest in three equal annual installments on each of February 12, 2022, February 12, 2023 and February 12, 2024 (February 24, 2022, February 24, 2023 and February 24, 2024 for Mr. Harrison), subject to continued employment through the applicable vesting date.

(3)
The amounts in this column represent the grant date fair value, as determined in accordance with FASB ASC Topic 718.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	63

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2021 Fiscal Year End
As of December 31, 2021, our NEOs held outstanding equity-based awards of First Hawaiian common stock as listed in the table below.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Robert S. Harrison	12,328(2)	$336,924	—	$—
	60,317(3)	1,648,464	—	—
	25,680(4)	701,834	—	—
	—	—	38,521(5)	1,052,779
	27,285(6)	745,699	—	—
	—	—	40,927(7)	1,118,535
Ravi Mallela(8)	4,131(2)	112,900	—	—
	20,206(3)	552,230	—	—
	8,603(4)	235,120	—	—
	—	—	12,904(5)	352,666
	10,163(6)	277,755	—	—
	—	—	15,244(7)	416,619
Alan H. Arizumi	1,388(2)	37,934	—	—
	6,786(3)	185,461	—	—
	3,531(4)	96,502	—	—
	—	—	5,297(5)	144,767
	4,172(6)	114,021	—	—
	—	—	6,256(7)	170,976
Lance A. Mizumoto	1,849(2)	50,533	—	—
	9,047(3)	247,255	—	—
	4,173(4)	114,048	—	—
	—	—	6,260(5)	171,086
	4,930(6)	134,737	—	—
	—	—	7,394(7)	202,078
Ralph M. Mesick	1,234(2)	33,725	—	—
	6,031(3)	164,827	—	—
	6,420(4)	175,459	—	—
	—	—	9,630(5)	263,188
	7,584(6)	207,271	—	—
	—	—	11,376(7)	310,906
Mitchell E. Nishimoto	—	—	4,323(7)	118,148

(1)
Based on the closing sale price of First Hawaiian common stock on NASDAQ of  $27.33 per share on December 31, 2021.

(2)
Represents restricted share awards that vest on April 24, 2022, subject to continued employment through the applicable vesting date.

64	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
(3)
Represents the 2019-2021 LTIP Awards at earned performance, which cliff vest within 60 days following December 31, 2021, the end of the three-year performance period, subject to continued employment through the vesting date.

(4)
Represents restricted share awards that vest on February 26, 2022 and February 26, 2023, subject to continued employment through the applicable vesting dates.

(5)
Represents the 2020-2022 LTIP Awards at 100% performance, which cliff vest within 60 days following December 31, 2022, the end of the three-year performance period, subject to continued employment through the vesting date.

(6)
Represents restricted stock units that vest in three equal annual installments on each of February 12, 2022, February 12, 2023 and February 12, 2024 (February 24, 2022, February 24, 2023 and February 24, 2024 for Mr. Harrison), subject to continued employment through the applicable vesting date.

(7)
Represents the 2021-2023 LTIP Awards at 100% performance, which cliff vest within 60 days following December 31, 2023, the end of the three-year performance period, subject to continued employment through the vesting date, except for Mr. Nishimoto whose award will be pro rated based on his retirement date.

(8)
Mr. Mallela forfeited all outstanding awards upon his resignation effective January 7, 2022.

2021 Stock Vested
Stock Awards
The following table sets forth information with respect to our NEOs regarding the value of stock awards that vested in 2021.
	Stock Award
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(4)
Robert S. Harrison	46,704	$1,222,042
Ravi Mallela(2)	45,178	1,163,979
Alan H. Arizumi	11,326	287,783
Lance A. Mizumoto	10,293	264,640
Ralph M. Mesick	8,371	219,538
Mitchell E. Nishimoto(3)	16,289	439,379

(1)
Amounts include (i) performance share unit awards granted pursuant to the LTIP for the 2018-2020 performance cycle (the “2018-2020 LTIP Awards”) that vested at 84.75% performance on February 4, 2021, (ii) the portion of restricted share awards awarded on April 24, 2019 that vested on April 24, 2021 and (iii) the portion of restricted share awards awarded on February 26, 2020 that vested on February 26, 2021.

(2)
Includes a portion of time-based restricted share units granted in connection with the commencement of Mr. Mallela’s employment that vested on September 7, 2021.

(3)
Amounts include a portion of awards that were subject to accelerated vesting due to Mr. Nishimoto’s retirement.

(4)
Based, in each case, on the closing sale price of First Hawaiian common stock on NASDAQ on the applicable vesting date.

2021 Pension Benefits
The following table provides information as of December 31, 2021 with respect to each defined benefit or other pension plan that provides for pension benefits in which our NEOs participate. For 2021, Mr. Harrison was the only NEO who participated in the SERP. Effective July 1, 2019, the SERP was frozen, and all accruals of benefits, including pay and service accruals, ceased. For more information, see “—Compensation Discussion and Analysis—Other Benefits and Retirement Plans.”
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Robert S. Harrison	SERP	27	$16,512,436	$—

(1)
As of December 31, 2021.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	65

EXECUTIVE COMPENSATION
2021 Nonqualified Deferred Compensation
The following table provides information with respect to each defined contribution or other plan that provides for nonqualified deferred compensation in which our NEOs participate. For 2021, Messrs. Harrison, Mallela, Arizumi, Mizumoto and Nishimoto participated in the First Hawaiian, Inc. DCP. Messrs. Arizumi and Nishimoto received a retirement contribution under the First Hawaiian, Inc. DCP, and Messrs. Harrison, Mallela, Mizumoto and Mesick participated in and received executive retirement contributions under the First Hawaiian Bank DCP. For more information, see “Compensation Discussion and Analysis—Other Benefits and Retirement Plans.”
Name	Executive Contributions in Fiscal Year 2021	Registrant Contributions in Fiscal Year 2021(1)	Aggregate Earnings in Fiscal Year 2021	Aggregate Withdrawals/ Distributions	Aggregate Balance at End of Fiscal Year 2021(2)
Robert S. Harrison	$—	$112,455	$77,694	$—	$1,967,903
Ravi Mallela	60,857	49,885	16,557	—	342,549
Alan H. Arizumi	—	50,976	79,911	—	2,742,887
Lance A. Mizumoto	119,645	43,813	71,993	—	594,931
Ralph M. Mesick	—	42,347	40,471	—	301,024
Mitchell E. Nishimoto	16,487	18,858	11,044	—	385,633

(1)
Amounts reported as contributions for the registrant are reported as “All Other Compensation” in the Summary Compensation Table for 2021.

(2)
Amounts reported here were not previously reported in the Summary Compensation Table.

Potential Payments upon Termination or Change in Control
Executive Severance Plan

In May 2015, the First Hawaiian Bank board of directors adopted the Executive Change in Control Retention Plan (the “Executive CIC Plan”) to advance the interests of First Hawaiian Bank by ensuring the continued employment, dedication and focused attention of its executive officers, notwithstanding the possibility, threat or occurrence of a change in control. On October 20, 2021, the board of directors approved and adopted the First Hawaiian, Inc. Executive Severance Plan, as amended and restated (the “Severance Plan”), effective as of the same date. The Severance Plan amends and restates and replaces the Executive CIC Plan. Executive officers of First Hawaiian, Inc. become eligible to participate in the Severance Plan upon designation by the Compensation Committee of the First Hawaiian, Inc. board of directors. Each of our NEOs participate in the Severance Plan, except for Mr. Nishimoto, whose retirement in July 2021 entitled him to severance benefits under the Executive CIC Plan. For information regarding the benefits payable to Mr. Nishimoto under the Executive CIC Plan, see “See “—Compensation Discussion and Analysis—Employment Agreements and Offer Letters—Mr. Nishimoto’s Retirement” above.
Mr. Harrison’s participation in the Severance Plan replaces the severance benefits he would otherwise be entitled to pursuant to his employment agreement. The following description and level of severance benefits applies to our NEOs as of December 31, 2021.
Under the Severance Plan, if within two years after a “change in control” (x) an executive’s employment is involuntarily terminated without “cause” or (y) an executive terminates employment for “good reason,” subject to the effectiveness of a release of claims, such executive is entitled to (i) cash severance of an amount equal to two times the executive’s highest annual base salary earned at any time during the preceding three fiscal years; (ii) an amount equal to two times the average of the executive’s actual payment amounts under the applicable bonus plan for each of the preceding two fiscal years; (iii) continuing health benefits for one year; and (iv) outplacement benefits.
Under the Severance Plan, if outside of the two years after a “change in control,” including during any period prior to a “change in control,” (x) an executive is involuntarily terminated by First Hawaiian, Inc. without “cause” or (y) an executive terminates employment with First Hawaiian, Inc. for “good

66	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
reason,” subject to the effectiveness of a release of claims, such executive will be entitled to (i) cash severance of an amount equal to one times the executive’s highest annual base salary earned at any time during the preceding three fiscal years; and (ii) an amount equal to one times the average of the executive’s actual payment amounts under the applicable bonus plan for each of the preceding two fiscal years.
For purposes of the Severance Plan, “cause” generally means the executive’s (i) willful failure to perform his or her duties, which is not remedied within fifteen business days following written notice; (ii) gross negligence in the performance of duties; (iii) conviction of, or plea of guilty or no contest to, any felony or any other crime involving the personal enrichment of the executive at First Hawaiian, Inc.’s expense; (iv) willful engagement in conduct that is demonstrably and materially injurious to First Hawaiian, Inc.; (v) material violation of any federal or state banking law or regulation; (vi) material violation of any provision of First Hawaiian, Inc.’s code of conduct and ethics or other established code of conduct to which the executive is subject; and (vii) willful violation of confidentiality, non-disparagement, noncompetition, and employee and customer non-solicitation covenants.
“Good reason” generally means an executive (i) has incurred a material reduction in base salary, authority, duties or responsibilities; or (ii) has been provided notice that his principal place of work will be relocated to a different Hawaiian Island or to a place more than 50 miles from the executive’s base of employment.
“Change in control” generally means the occurrence of any of the following events:
i.
during any period of not more than 36 months, individuals who constitute the board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the board (either by a specific vote or by approval of the proxy statement of First Hawaiian in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent

Director; provided, however, that no individual initially elected or nominated as a director of First Hawaiian as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the board will be deemed to be an Incumbent Director;
ii.
any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of First Hawaiian representing 50% or more of the combined voting power of First Hawaiian’s then outstanding securities eligible to vote for the election of the board (“Company Voting Securities”); provided, however, that the event described herein will not be deemed to be a change in control by virtue of the ownership, or acquisition, of Company Voting Securities: (A) First Hawaiian, Inc., (B) by any employee benefit plan (or related trust) sponsored or maintained by First Hawaiian, Inc., (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, or (D) pursuant to a Non-Qualifying Transaction (as defined below);

iii.
the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving First Hawaiian that requires the approval of First Hawaiian’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of  (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	67

EXECUTIVE COMPENSATION
which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least 50% of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) herein will be deemed to be a “Non-Qualifying Transaction”);
iv.
the consummation of a sale of all or substantially all of First Hawaiian’s assets (other than to an affiliate of First Hawaiian); and

v.
First Hawaiian’s stockholders approve a plan of complete liquidation or dissolution of First Hawaiian.

Notwithstanding the foregoing, a change in control will not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by First Hawaiian, Inc. which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by First Hawaiian, Inc. such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a change in control will then occur.
Participants in the Severance Plan are subject to restrictive covenants, including (i) noncompetition and nonsolicitation requirements, (ii) a confidentiality provision and (iii) a non-disparagement provision, each of which applies during employment and for one year following any termination of employment.
Outstanding Equity Awards

In the event of termination without cause or for good reason within two years following a change in control, outstanding performance share units and performance shares granted under the LTIP will be earned based on the greater of target and actual performance and will remain subject to time-based vesting in accordance with the original performance cycle, and outstanding restricted shares granted under the Omnibus Plan will vest in full. For outstanding performance share units and performance shares granted under the LTIP, in the event of retirement, death or disability, a pro rated portion of such performance shares or performance share units will vest at target performance, except that in the event of retirement, the 2021-2023 LTIP Awards will vest on the planned vesting date at actual performance in a prorated amount based on the period of employment prior to retirement relative to the three-year performance period. For outstanding restricted shares and restricted stock units under the Omnibus Plan, in the event of retirement, death or disability, such restricted shares and restricted stock units will immediately vest in full, except that in the event of retirement, such awards made in 2020 and thereafter will vest on a pro rated basis based on the portion of the vesting period served.

68	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Potential Payments upon Termination or Change in Control
The following table and footnotes describe certain potential payments that each NEO would receive upon certain terminations of employment, assuming that the termination event was effective as of December 31, 2021 and the value of our common stock of  $27.33, the closing price of our common stock on December 31, 2021, the last trading day in 2021. For information regarding benefits that would be payable with respect to the SERP, First Hawaiian, Inc. DCP and First Hawaiian Bank DCP, see the “2021 Pension Benefits” and “2021 Nonqualified Deferred Compensation” tables on pages 65 and 66.
Named Executive Officer	Cash Severance(2)	Health and Welfare Benefits	Stock Awards(3)	Outplacement Benefits	Total
Robert S. Harrison
Termination in Connection with a Change in Control(1)	$3,538,647	$48,249	$6,839,141(4)	$20,000	$10,446,037
Termination without Cause or for Good Reason	1,769,324	—	—	—	1,769,324
Retirement	—	—	3,559,651	—	3,559,651
Death or Disability	—	—	4,507,619	—	4,507,619
Ravi Mallela(5)
Termination in Connection with a Change in Control(1)	1,497,612	24,125	1,841,277(4)	20,000	3,383,014
Termination without Case or for Good Reason	748,806	—	—	—	748,806
Retirement	—	—	1,214,245	—	1,214,245
Death or Disability	—	—	1,551,989	—	1,551,989
Alan H. Arizumi
Termination in Connection with a Change in Control(1)	1,570,372	15,905	941,191(4)	20,000	2,547,468
Termination without Cause or for Good Reason	785,186	—	—	—	785,186
Retirement	—	—	448,759	—	448,759
Death or Disability	—	—	587,404	—	587,404
Lance A. Mizumoto
Termination in Connection with a Change in Control(1)	1,333,551	35,143	1,140,426(4)	20,000	2,529,120
Termination without Cause or for Good Reason	666,776	—	—	—	666,776
Retirement	—	—	564,146	—	564,146
Death or Disability	—	—	727,989	—	727,989
Ralph M. Mesick
Termination in Connection with a Change in Control(1)	1,237,729	29,231	1,538,925(4)	20,000	2,825,885
Termination without Cause or for Good Reason	618,865	—	—	—	618,865
Retirement	—	—	660,156	—	660,156
Death or Disability	—	—	912,193	—	912,193
Mitchell E. Nishimoto(5)
Retirement	1,159,968	—	439,379	—	1,599,347

(1)
The severance amount included here assumes that there has been a “Change in Control” of the Company (as defined in the Severance Plan) on December 31, 2021, the NEO has experienced a “CIC Qualifying Termination” (as defined

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	69

EXECUTIVE COMPENSATION
in the Severance Plan), and the NEO agrees to be bound by, and complies with, the applicable restrictive covenants for twelve (12) months following termination.
(2)
For purposes of calculating the severance amount in accordance with the terms of the Severance Plan, includes the largest annual base salary during the preceding three fiscal years and the average of the actual paid bonus amounts under the Bonus Plan for each of the preceding two fiscal years.

(3)
Represents accelerated vesting of otherwise unvested performance share units and performance shares granted under the LTIP and accelerated vesting of otherwise unvested restricted stock units and restricted share awards granted under the Omnibus Plan.

(4)
The amounts included assume maximum performance for all unearned performance share units or performance shares, which, upon a termination of employment without cause or for good reason (each as defined in the Omnibus Plan) during the two-year period following a change in control, are deemed earned at the greater of target and actual performance as of the date of a change in control with respect to all open performance periods but will continue to be subject to time-based vesting in accordance with the original performance period, and represent earned performance under the 2019-2021 LTIP Awards, the performance conditions of which were satisfied by the NEOs as of December 31, 2021. Assuming target performance for all unearned performance share units or performance shares (other than the 2019-2021 LTIP Awards) and earned performance for the 2019-2021 LTIP Awards, the amount to be received by each NEO upon a termination of employment without cause or for good reason during the two-year period following a change in control in respect of stock awards would be: for Mr. Harrison, $5,604,235, for Mr. Mallela, $1,947,290, for Mr. Arizumi, $749,661, for Mr. Mizumoto, $919,737, and for Mr. Mesick, $1,155,376.

(5)
Mr. Mallela and Mr. Nishimoto resigned from their positions with First Hawaiian on January 7, 2022 and July 1, 2021, respectively. Accordingly, the amounts reported for Mr. Nishimoto reflect the amounts actually received in connection with his retirement.

Pay Ratio Disclosure
The following table sets forth the ratio of the annual total compensation of our Chief Executive Officer, Robert S. Harrison, to the annual total compensation of the median employee.
2021 Annual Total Compensation ($)
Mr. Harrison, our Chief Executive Officer	$4,427,813
Our median employee	$58,193
Pay ratio estimate	76:1
In identifying our median employee, we examined our active employee population (including full-time, part-time and peak employees), excluding our Chief Executive Officer, as of December 31, 2021, the last day of our fiscal year. Our median employee was determined by reviewing payroll records for our employee population, as reported to the IRS on Form W2. We did not make any fulltime equivalent adjustments to part-time and peak-time employees.
The pay ratio identified above is a reasonable estimate calculated in a manner consistent with SEC rules based on our employment and payroll records. The SEC rules governing pay ratio disclosures allow companies to apply numerous methodologies, exclusions and reasonable assumptions, adjustments and estimates to reflect their compensation practices. Thus, pay ratios that are reported by other companies, including our peers, may not be directly comparable to ours because other companies may have different employment and compensation practices, and may utilize different assumptions, methodologies, exclusions and estimates in calculating the pay ratio.

70	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

AUDIT MATTERS
PROPOSAL 3―RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratification of the Appointment of Deloitte & Touche LLP
Proposal
•
We are asking stockholders to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accountants for the year ending December 31, 2022.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2022.

Deloitte & Touche LLP, independent registered public accounting firm, served as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2021, and the Audit Committee has appointed Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 2022. The Board and the Audit Committee recommend that stockholders ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2022. The Company’s organizational documents do not require that stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Board believes such ratification is a matter of good corporate practice. If stockholders do not ratify the appointment, the Audit Committee will reconsider its selection but may still retain Deloitte & Touche LLP. One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and afforded an opportunity to make a statement, if they desire to do so, and to be available to respond to questions from stockholders.

Required Vote
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the effect of voting against this proposal.

The Board of Directors and the Audit Committee unanimously recommend that you vote
FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2022.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	71

AUDIT MATTERS
AUDIT COMMITTEE REPORT
The Audit Committee of the Board, which consists entirely of directors who meet the independence requirements of applicable SEC regulations and the NASDAQ listing standards for audit committee members, has furnished the following report:
Report of the Audit Committee
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the U.S. (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors and in accordance with the Audit Committee Charter.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit
Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the Company’s independent registered public accounting firm is “independent.”

72	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

AUDIT MATTERS
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Audit Committee Members
W. Allen Doane (Chair)	Faye W. Kurren	C. Scott Wo
PRINCIPAL ACCOUNTANT FEES
The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual consolidated financial statements at and for the fiscal years ended December 31, 2021 and 2020 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.
	2021	2020
Audit Fees(1)	$2,084,000	$1,973,000
Audit Related Fees(2)	—	—
Tax Fees(3)	—	178,000
All Other Fees	—	—
Total	$2,084,000	$2,151,000

(1)
Consists of fees for professional services rendered for the audit of our consolidated financial statements, including the audit of internal controls over financial reporting, and reviews of our quarterly financial statements, including registration statements and offerings, or for services provided in connection with statutory and regulatory filings.

(2)
Consists of fees for professional services rendered for the completion of agreed upon procedures related to consolidated financial reporting.

(3)
For 2020, consists of consultations related to excise tax matters and advice regarding various topics related to the Coronavirus Aid, Relief, and Economic Security Act.

PREAPPROVAL POLICIES AND PROCEDURES
The Audit Committee Charter requires the preapproval of all fees and services to be provided by the Company’s independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit
Committee has sole authority, without action by the Board, for the review and approval of such services and fees. In 2021 and 2020, all such fees and services were preapproved by the Audit Committee in accordance with these procedures.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	73

BIOGRAPHIES OF EXECUTIVE OFFICERS
A brief biography of each person who serves as an executive officer of First Hawaiian at March 11, 2022, other than Mr. Harrison, is set forth below. For information about Mr. Harrison, please see his biography in the “Corporate Governance and Board Matters―Director Nominees” section on page 16 of this proxy statement.
Vice Chairman, Wealth Management Group	Alan H. Arizumi	Age 62

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
As Vice Chairman, Wealth Management Group (2013 to present)

•
Responsible for overseeing all areas of the Wealth Management Group, which include:

–
Personal Trust,

–
Private Banking,

–
Wealth Advisory,

–
Institutional Advisory Services,

–
Investment Services,

–
Wealth Management Service Center,

–
Trust Compliance, and

–
Bishop Street Capital Management Corporation

•
Serves on the Bank’s Senior Management Committee (December 2009 to present)

•
Oversaw Consumer Banking Group (2014 to 2017)

•
Chairman and Chief Executive Officer of Bishop Street Capital Management Corporation, a subsidiary of the Bank (2013 to 2017)

•
Executive Vice President of the Bank’s Business, Dealer and Card Services Group (2010 to 2013)

•
Executive Vice President and Chief Risk Officer of the Bank’s Risk Management Group (2009 to 2010)

OTHER ENGAGEMENTS
•
Member of the Board and Treasurer, Hawaii Community Foundation

•
Member of the Board, Hawaii Youth Symphony

•
Member of the Board, Kuakini Medical Center

•
Member of the McKinley High School Foundation

•
Member of the Board, KCAA Preschools of Hawaii

•
Special Advisor to the Oahu Economic Development Board

EDUCATION
•
Graduate of the Pacific Coast Banking School

•
Bachelor’s degree in Business Administration, University of Hawaii

74	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

BIOGRAPHIES OF EXECUTIVE OFFICERS
Executive Vice President, Retail Banking Group	Neill A. Char	Age 51

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Executive Vice President, Retail Banking Group

•
Responsible for all areas of the Retail Banking Group, including:

–
Branch network in Hawaii, Guam and Saipan

–
Middle market commercial banking and real estate in Hawaii, Guam and Saipan

–
Branch Real Estate Division

•
Serves as a member of the Bank’s Senior Management Committee

•
Served in executive leadership positions in the areas of Commercial Banking, Private Banking and the Wealth Advisory Division of the Wealth Management Group (2009-2020)

OTHER ENGAGEMENTS
•
Director and 2nd Vice Chair for the Hawaii Foodbank

•
Director of the Rehabilitation Hospital of the Pacific

•
Director of the Oahu Economic Development Board

•
Board Member and Treasurer of the Jean Charlot Foundation

EDUCATION
•
Bachelor’s degree in Finance, University of Hawaii at Manoa

•
Honors Graduate; Pacific Coast Banking School

•
Chartered Retirement Planning Counselor

•
Life Insurance license (State of Hawaii)

Vice Chairman and Chief Operating Officer, Digital Banking and Marketing Group	Christopher L. Dods	Age 46

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Chief Operating Officer (2021 to Present)

•
Serves as a member of the Bank’s Senior Management Committee

•
Executive Vice President and Digital Banking & Marketing Group Manager (2020-2021)

•
Executive Vice President and Consumer Banking & Marketing Group Manager (2017-2020)

•
Executive Vice President and Marketing Communications Division Manager (2014-2017)

•
Senior Vice President and Card Services Division Manager (2012-2014)

•
Joined the Bank in 2007

OTHER ENGAGEMENTS
•
Member of the Board of Trustees, Mid Pacific Institute

•
Member of the Board of Directors, Child & Family Service

•
Member of the Advisory Board of First Insurance Hawaii

EDUCATION
•
M.B.A., University of California – Davis, Graduate School of Management

•
Bachelor of Arts, Trinity College – Harford Connecticut

•
Graduate of the Pacific Coast Banking School

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	75

BIOGRAPHIES OF EXECUTIVE OFFICERS
Vice Chairman and Chief Risk Officer and Interim Chief Financial Officer	Ralph M. Mesick	Age 62

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Chief Risk Officer (2019 to present); appointed Vice Chairman in 2019; named Interim Chief Financial Officer in January 2022

•
Responsible for the design, implementation and oversight of the Company’s risk management strategy and framework (July 2016 to present)

•
Serves as a member of the Bank’s Senior Management Committee

•
Executive Vice President and Chief Risk Officer (2016 to 2019)

•
Executive Vice President and Manager of the Commercial Real Estate Division (2012–2016)

•
Joined the Bank in 2012

BANK OF HAWAII
•
Executive Vice President, responsible for managing various business lines and functions (1986 to 2012)

OTHER ENGAGEMENTS
•
Member of the Board of Directors, Kapiolani Health Foundation

•
Member of the Board of Directors, HomeAid Hawaii

•
Member of the Finance Council, Roman Catholic Diocese of Honolulu

EDUCATION
•
M.B.A. with a concentration in Banking, Finance and Investments, University of Wisconsin – Madison, graduating Beta Gamma Sigma

•
Bachelor of Business Administration, University of Hawaii at Manoa

•
Completed Advanced Risk Management Program, Wharton School at the University of Pennsylvania

Vice Chairman and Chief Lending Officer	Lance A. Mizumoto	Age 63

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Chief Lending Officer, Wholesale Banking Group (January 2019 to present)

•
Responsible for all areas of the Wholesale Banking Group, including:

–
Corporate Banking Division,

–
Trade Finance Division

–
Commercial Real Estate Division

–
Business Services Division

–
Hawaii Dealer Division

–
Western Region Dealer Center

–
First Hawaiian Leasing, Inc.

•
Chief Lending Officer, Commercial Banking Group (July 2017 to January 2019)

•
Serves as a member of the Bank’s Senior Management Committee

•
Served in various management roles (1996 to 2005)

CENTRAL PACIFIC BANK
•
Vice Chairman, Chief Operating Officer and Chief Risk Officer (September to November 2016)

•
President and Chief Banking Officer (June 2014 to August 2016)

•
Executive Vice President of the Commercial Markets Group (July 2010 to June 2014)

•
Executive Vice President and Commercial Banking Division Manager (November 2005 to June 2010)

OTHER ENGAGEMENTS
•
Member of the Board of Regents, Chaminade University

•
Member of the Board, the Arthritis Foundation of Hawaii

EDUCATION
•
M.B.A., Chaminade University

•
Bachelor’s degree in Marketing and Management, University of Hawaii at Manoa

76	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
The following table sets forth information, based on data provided to us or filed with the Securities and Exchange Commission (the “SEC”), with respect to beneficial ownership of shares of our common stock as of February 25, 2022 for (i) all persons known by us to own beneficially more than 5% of our outstanding common stock, (ii) each of our NEOs, (iii) each of our directors and (iv) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each stockholder listed below is c/o First Hawaiian, Inc., 999 Bishop Street, Honolulu, Hawaii 96813.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Greater than 5% Stockholders
BlackRock, Inc.	16,879,857(2)	13.2%
The Vanguard Group	14,271,194(3)	11.1
Kayne Anderson Rudnick Investment Management LLC	14,183,165(4)	11.1
Manulife Financial Corporation	7,071,861(5)	5.5
Directors and Named Executive Officers
Robert S. Harrison	336,326(7)	*
Matthew J. Cox(6)	20,769(7)	*
W. Allen Doane	55,769(7)	*
Faye W. Kurren	16,054(7)	*
James S. Moffatt	1,872(7)	*
Kelly A. Thompson	1,872(7)	*
Allen B. Uyeda	19,769(7)	*
Jenai S. Wall(6)	12,554(7)	*
Vanessa L. Washington	7,274(7)	*
C. Scott Wo	60,826(7)	*
Alan H. Arizumi	60,179	*
Neill Char	12,678	*
Christopher L. Dods	40,625	*
Ralph M. Mesick	61,901	*
Lance A. Mizumoto	40,070	*
Ravi Mallela(8)	41,746	*
Mitchell Nishimoto(8)	27,492	*
Directors and executive officers as a group (15 persons)	748,538(9)	*

*
Less than 1%.

(1)
Based on 128,157,353 shares of First Hawaiian common stock outstanding as of February 25, 2022.

(2)
Based solely upon information contained in the Amendment No. 3 to Schedule 13G filed by BlackRock, Inc. with the SEC on January 27, 2022, wherein BlackRock, Inc. reported sole voting power as to 16,354,842 shares of common stock

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	77

STOCK OWNERSHIP
and sole dispositive power as to 16,879,857 shares of common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(3)
Based solely upon information contained in the Amendment No. 4 to Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2022, wherein The Vanguard Group reported shared voting power as to 60,654 shares of common stock, sole dispositive power as to 14,090,147 shares of common stock and shared dispositive power as to 181,047 shares of common stock. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Based solely upon information contained in the Amendment No. 2 to Schedule 13G filed by Kayne Anderson Rudnick Investment Management LLC (“Kayne Anderson”) with the SEC on February 14, 2022, wherein Kayne Anderson reported sole voting power as to 9,545,928 shares of common stock, sole dispositive power as to 10,585,849 shares of common stock and shared voting power and shared dispositive power as to 3,597,316 shares of common stock. The principal business address of Kayne Anderson is 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067.

(5)
Based solely upon information contained in the Schedule 13G filed by Manulife Financial Corporation (“MFC”) and MFC’s indirect, wholly owned subsidiaries, Manulife Investment Management Limited (“MIML”) and Manulife Investment Management (US) LLC (“MIMUS”), with the SEC on February 16, 2022, wherein MFC reported no shares of common stock beneficially owned, MIML reported sole voting and sole dispositive power as to 3,347 shares of common stock and MIMUS reported sole voting power and sole dispositive power as to 7,068,514 shares of common stock. The principal business address of MFC and MIML is 200 Bloor Street East, Toronto, Ontario, Canada, M4W IE5, and the principal business address of MIMUS is 197 Clarendon Street, Boston, MA 02116.

(6)
Mr. Cox and Ms. Wall have notified us that they will not stand for reelection at the 2022 Annual Meeting. Mr. Cox and Ms. Wall will continue to serve as directors until the expiration of their terms at the Annual Meeting.

(7)
Amounts shown include 2,585 shares of common stock deemed to be beneficially owned by each of Directors Cox, Doane, Kurren, Uyeda, Wall, Washington and Wo, and 1,872 shares of common stock deemed to be beneficially owned by each of Directors Moffatt and Thompson, which shares underlie restricted stock units that will vest on the earlier of  (a) April 22, 2022 (July 14, 2022 in the case of Directors Moffatt and Thompson), (b) the date of First Hawaiian, Inc.’s 2022 annual meeting of stockholders and (c) a change in control of First Hawaiian, Inc., subject to continued service on the Board through the vesting date, and will settle in shares of common stock on a one-for-one basis within 30 days of vesting. For a discussion of these awards, see “Corporate Governance and Board Matters—Board of Directors, Committees and Governance—2021 Director Compensation.”

(8)
Messrs. Mallela and Nishimoto terminated their employment with us prior to February 25, 2022.

(9)
Includes 77,042, 11,882 (including 1,288 shares for Mr. Arizumi’s wife), 3,276, 7,858, 19,260, 12,520 and 131,838 shares of common stock deemed to be beneficially owned by Messrs. Harrison, Arizumi, Char, Dods, Mesick and Mizumoto and by all directors and executive officers as a group, respectively, in connection with performance share awards. Such individuals have voting power over the shares subject to such awards, but the awards are subject to forfeiture based on the achievement of three-year performance targets. For Messrs. Harrison, Arizumi, Char, Dods, Mesick and Mizumoto and for all directors and executive officers as a group, the amounts shown include 6,164, 1,002 (including 133 shares deemed to be beneficially owned by Mr. Arizumi’s wife), 600, 736, 605, 1,027 and 10,134 shares, respectively, underlying restricted stock awards that vested on February 24, 2022, which shares must be delivered to the award recipients within 30 days of the vesting date. Such amounts are reported net of shares such individuals elected to have withheld to satisfy tax obligations. For Messrs. Harrison, Arizumi, Char, Dods, Mesick and Mizumoto and for all directors and executive officers as a group, the amounts shown include 12,328, 1,573, 728, 1,079, 1,234, 1,849 and 18,791 unvested restricted shares, respectively, awarded on April 24, 2019, all of which restricted shares are subject to forfeiture and will vest on April 24, 2022, subject to continued employment through the vesting date. For Mr. Arizumi and all directors and executive officers as a group, such amounts include 185 restricted shares beneficially owned by Mr. Arizumi’s wife. For Messrs. Harrison, Arizumi, Char, Dods, Mesick and Mizumoto and for all directors and executive officers as a group, the amounts shown include 25,680, 3,961, 1,092, 2,620, 6,420, 4,173 and 43,946 unvested restricted shares, respectively, awarded on February 26, 2020, all of which restricted shares are subject to forfeiture. Of such amounts, 12,840, 1,979, 546, 1,309, 3,210, 2,086 and 21,970 shares vested for Messrs. Harrison, Arizumi, Char, Dods, Mesick and Mizumoto and for all directors and executive officers as a group, respectively, on February 26, 2022. For Mr. Arizumi and for all directors and executive officers as a group, such amounts include 430 restricted shares deemed to be beneficially owned by Mr. Arizumi’s wife, of which amount 214 restricted shares will vest within 60 days following February 25, 2022. Mr. Arizumi disclaims beneficial ownership of shares beneficially owned or deemed to be beneficially owned by his wife.

78	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

STOCK OWNERSHIP
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the Company’s common stock to file with the SEC reports concerning their ownership of, and transactions in, such common stock. The reports are published on our website at http://ir.fhb.com/corporate-governance/highlights.
Based on a review of these reports filed by the Company’s officers, directors and stockholders, and on written representations from certain reporting persons, the Company believes that its officers, directors and stockholders complied with all filing requirements under Section 16(a) of the Exchange Act during fiscal year 2021.

Business Relationships and Related Party Transactions Policy
We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for director, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related party transactions.”
Related Party Transactions Policy

Our Board has adopted a written policy governing the review and approval of transactions with related parties that will or may be expected to exceed $120,000 in any fiscal year. The policy calls for the related party transactions to be reviewed and, if deemed appropriate, approved or ratified by our Audit Committee. Upon determination by our Audit Committee that a transaction requires review under the policy, the material facts are required to be presented to the Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee will take into account, among other relevant factors, whether the related party transaction is in our best interests, whether it involves a conflict of interest and the commercial reasonableness of the transaction. In the event that we become aware of a related party transaction that was not approved under the policy before it was entered into, our Audit Committee will review such transaction as promptly as reasonably practical and will take such course of action as may be deemed appropriate under the circumstances. In the event a member of our
Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.
Certain decisions and transactions are not subject to the related party transaction approval policy, including:
•
decisions on compensation or benefits relating to directors or executive officers, and

•
indebtedness to us in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to us and not presenting more than the normal risk of collectability or other unfavorable features.

Other Related Party Transactions

In the ordinary course of our business, we have engaged, and expect to continue engaging, through the Bank in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time such loan was made as loans made to persons who were not related to us. These loans do not involve more than the normal credit collection risk and do not present any other unfavorable features.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	79

FREQUENTLY ASKED QUESTIONS ABOUT
THE ANNUAL MEETING AND VOTING
Why am I receiving these materials?

We are providing these proxy materials to you in connection with the solicitation, by the Board of Directors of First Hawaiian, Inc., of proxies to be voted at the Annual Meeting. You are receiving this Proxy Statement because you were a First Hawaiian, Inc. stockholder as of the close of business on February 25, 2022, the record date for the Annual Meeting.
This Proxy Statement provides notice of the Annual Meeting, describes the proposals presented for stockholder action and includes information required to be disclosed to stockholders.
When and where is the Annual Meeting?
The Annual Meeting will be held:
When	Where
Wednesday, April 20, 2022 8:00 a.m., Hawaii Standard Time
Virtually via webcast. To join the Annual Meeting, visit https://web.lumiagm.com/224987645 password fh2022 (case sensitive), access available beginning at 7:30 a.m. local time in Honolulu, Hawaii on April 20, 2022. There will not be a physical meeting in Hawaii or anywhere else.

What matters will be submitted to stockholders at the Annual Meeting, and what are the Board’s recommendations as to how I should vote on each proposal?

At the Annual Meeting, you will be asked to vote on each of the following matters:
Proposal		Board Voting Recommendation	See Page
1.	The election to our Board of Directors of the eight nominees named in the attached Proxy Statement to serve until the 2023 Annual Meeting of Stockholders	FOR each director nominee	13
2.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement	FOR	35
3.	The ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	71
80	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
Will any other matters be voted on?

First Hawaiian is not aware of any business other than the items referred to in the Notice of Annual Meeting that will be considered at the Annual Meeting. If any matters other than those referred to in the Notice of Annual Meeting properly come before the Annual Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment.
Who may vote at the Annual Meeting?

Only record holders of our common stock as of the close of business on February 25, 2022 (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, the Company had outstanding 128,157,353 shares of common stock. Each outstanding share of common stock entitles the holder to one vote on each matter to be voted upon at the Annual Meeting.
How can I attend the virtual Annual Meeting?

The Annual Meeting will be conducted online via live webcast. Stockholders of record as of February 25, 2022 will be able to participate in the Annual Meeting. To join the Annual Meeting, visit https://web.lumiagm.com/224987645, access available beginning at 7:30 a.m. local time in Honolulu, Hawaii on April 20, 2022. Enter your voter control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, along with the password of fh2022 (case sensitive). Once admitted to the meeting platform, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website. Help and technical support for accessing and participating in the virtual meeting is available at https://go.lumiglobal.com/faq.
If you are a stockholder holding your shares in “street name” as of the close of business on February 25, 2022, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee.
The Annual Meeting will begin promptly at 8:00 a.m., Hawaii Standard Time, on Wednesday, April 20, 2022. You may log into the meeting platform beginning at 7:30 a.m., Hawaii Standard Time, on April 20, 2022.
If you wish to submit a question for the Annual Meeting, you may type it into the dialogue box provided on the virtual meeting platform at any point during the virtual meeting (until the floor is closed to questions).
What can I do if I need technical assistance during the Annual Meeting?

Help and technical support for accessing and participating in the virtual meeting is available at https://go.lumiglobal.com/faq. Technical support will be provided one hour prior to the meeting and will be staffed one hour prior to the start of the Annual Meeting until the conclusion of the Annual Meeting.
If I cannot participate in the live Annual Meeting webcast, can I still vote?

You may vote your shares before the meeting by telephone, by internet or by mail by following the instructions in your proxy card or voting instruction form. See “How do I submit by vote” below for further information.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	81

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
How are votes counted, and what is the required vote for each proposal?

Proposal		Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes
1.	Election of Directors	Majority of the votes cast FOR or AGAINST (for each director nominee)	No effect―not counted as a “vote cast”	No	No effect
2.	Advisory Approval of the Compensation of Our Named Executive Officers	Majority of the shares present in person or represented by proxy	Treated as a vote AGAINST the proposal	No	No effect
3.	Ratification of the Appointment of Deloitte & Touche LLP	Majority of the shares present in person or represented by proxy Majority of the shares present in person or represented by proxy	Treated as a vote AGAINST the proposal	Yes	Not applicable
As of February 25, 2022, the Record Date, there were 128,157,353 shares of our common stock outstanding, each of which entitles the holder to one vote for each matter to be voted upon at our Annual Meeting.
Shares of capital stock of the Company (i) belonging to the Company or (ii) held by another corporation if the Company owns, directly or indirectly, a sufficient number of shares entitled to elect a majority of the directors of such other corporation, are not counted in determining the total number of outstanding shares and will not be voted.
Notwithstanding the foregoing, shares held by the Company in a fiduciary capacity are counted in determining the total number of outstanding shares at any given time and may be voted.
PROPOSAL 1―ELECTION OF DIRECTORS
The affirmative vote of a majority of the votes cast is required for the election of directors in an uncontested election, such as the election of directors at the 2022 Annual Meeting. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. Any nominee who does not receive a majority of votes cast “for” his or her election would be required to tender his or her resignation promptly following the failure to receive the required vote. Within 90 days of the certification of the stockholder vote, the Corporate Governance and Nominating Committee would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation and disclose its decision-making process. In a contested election, the required vote would be a plurality of votes cast. Full details of this policy are set forth in our Corporate Governance Guidelines, which can be found on the investor relations section of our website located at http://www.fhb.com.
PROPOSAL 2―ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal 2 is required for the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board of Directors. Abstentions will have the effect of voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
PROPOSAL 3―RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal 3 is required for the ratification of the appointment of our independent registered public accounting firm. Abstentions will have the effect of voting against this proposal.

82	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
How do I submit my vote?
STOCKHOLDERS OF RECORD

BY TELEPHONE	BY INTERNET	BY MAIL
Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries
Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the Internet.
During the Annual Meeting, visit our Annual Meeting website at https://web.lumiagm.com/224987645 password fh2022 (case sensitive)
Complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope
•
Have your proxy card available and follow the instructions.

•
Proxy cards submitted by mail must be received by us by April 19, 2022.

BENEFICIAL OWNERS
If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.
What constitutes a quorum?

The Annual Meeting will be held only if a quorum is present. A quorum will be present if the holders of a majority of the shares of common stock outstanding on the Record Date and entitled to vote on a matter at the Annual Meeting are represented, in person or by proxy, at the Annual Meeting. Shares represented by properly completed proxy cards either marked “abstain” or “withhold,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Annual Meeting. If shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as represented at the Annual Meeting for the purpose of determining whether a quorum is present at the Annual Meeting.
Can I change or revoke my vote after I return my proxy card?

Yes. If you are a stockholder of record, you may change your vote by:
•
voting at the Annual Meeting;

•
returning a later-dated proxy card;

•
entering a new vote by telephone or on the Internet; or

•
delivering written notice of revocation to the Company’s Secretary by mail at 999 Bishop Street, Honolulu, Hawaii 96813.

Who will count the votes?

A representative of our Transfer Agent, American Stock Transfer & Trust Company LLC, will act as inspector of election at the Annual Meeting and will count the votes.
Will my vote be kept confidential?

Yes. As a matter of policy, stockholder proxies, ballots and tabulations that identify individual stockholders are kept secret and are available only to the Company and its inspectors, who are required to acknowledge their obligation to keep your votes confidential.
Who pays to prepare, mail and solicit the proxies?

The Company pays all of the costs of preparing, mailing and soliciting proxies in connection with this Proxy Statement. In addition to soliciting proxies through the mail by means of this Proxy Statement, we may solicit proxies through our directors, officers and employees in person and by telephone, facsimile or email. The Company asks brokers, banks, voting trustees and other nominees and fiduciaries to forward proxy materials to the

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	83

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
beneficial owners and to obtain authority to execute proxies. The Company will reimburse the brokers, banks, voting trustees and other nominees and fiduciaries upon request. In addition to solicitation by mail, telephone, facsimile, email or personal contact by its directors, officers and employees, the Company has retained the services of D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 to solicit proxies for a fee of  $9,500, plus expenses.
How will my shares be voted if I sign, date and return my proxy card?

If you sign, date and return your proxy card and indicate how you would like your shares voted, your shares will be voted as you have instructed.
If you sign, date and return your proxy card but do not indicate how you would like your shares voted, your proxy will be voted:
•
“FOR” the election of each of the eight nominees named in this Proxy Statement;

•
“FOR” the resolution approving the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; and

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

With respect to any other business that may properly come before the Annual Meeting that is submitted to a vote of the stockholders, including whether or not to adjourn the Annual Meeting, your shares will be voted in accordance with the best judgment of the persons voting the proxies.
How will broker non-votes be treated?

A broker non-vote occurs when a broker who holds its customer’s shares in street name submits proxies for such shares but indicates that it does not have authority to vote on a particular matter.
Generally, this occurs when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters only, but not on other matters. Shares for which brokers have not received instructions from their customers will only be permitted to vote on the following proposal:
•
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022.

Shares for which brokers have not received instructions from their customers will not be permitted to vote on the following proposals:
•
To elect the eight nominees named in this Proxy Statement.

•
To approve, on advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

YOUR VOTE IS IMPORTANT
Because many stockholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy in order to satisfy that a quorum be present to conduct business at the Annual Meeting. Whether or not you plan to attend the meeting in person, prompt voting will be appreciated. Stockholders of record can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services are provided on the proxy card.
Of course, you may still vote your shares on the proxy card. To do so, we ask that you complete, sign, date and return the enclosed proxy card promptly in the postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, April 20, 2022

This Proxy Statement, our 2021 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available free of charge on our website at http://proxy.fhb.com.

84	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

OTHER BUSINESS
As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend to vote each proxy, to the extent entitled, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2023 Annual Meeting of Stockholders must submit their proposals by certified mail, return receipt requested, and must be received by the Company’s Secretary at our principal offices in Honolulu, Hawaii on or before November 11, 2022, to be eligible for inclusion in our proxy statement and proxy card relating to that meeting. In the event that we hold our 2023 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders’ proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
In accordance with the Company’s Bylaws, proposals of stockholders intended to be presented at the 2023 Annual Meeting of Stockholders (other than director nominations) must be received by the Company’s Secretary no later than January 20, 2023, nor earlier than December 21, 2022, provided that if the 2023 Annual Meeting is held more than 30 days before, or 60 days after, April 20, 2023, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed. Furthermore, in order for any stockholder to properly propose any business for consideration at the 2023 Annual Meeting, including the nomination of any person for election as a director, or any other matter raised other than pursuant to Rule 14a-8 of the proxy rules adopted under the Exchange Act, written notice of the stockholder’s intention to make such proposal must be furnished to the Company in accordance with, and including such information required by, the Company’s Bylaws.
The Corporate Governance and Nominating Committee considers nominees recommended by stockholders as candidates for election to the Board using the same criteria as candidates selected by the Corporate Governance and Nominating Committee discussed in the section entitled “Proposal 1—Election of Directors.” A stockholder wishing to nominate a candidate for election to the Board at an annual meeting is required to give written notice to the Company’s Secretary of his or her intention to make a nomination in accordance with the requirements contained in the Company’s Bylaws. Pursuant to the Company’s Bylaws, notice of director nominations to be presented at the 2023 Annual Meeting of Stockholders must be received by the Company’s Secretary no later than January 20, 2023, nor earlier than December 21, 2022, provided that if the 2023 Annual Meeting of Stockholders is held more than 30 days before, or 60 days after, April 20, 2023, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed. If the number of directors to be elected to the Board is increased and either all of the nominees for director or the size of the increased Board is not publicly announced or disclosed by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting, notice of any stockholder nominees to serve as directors for any newly created positions resulting from the increased size may be delivered to the Company’s Secretary no later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board shall have been publicly announced or disclosed.
In addition, Section 1.13 of the Company’s Bylaws (the “Proxy Access Bylaw”) provides a right of proxy access, which enables stockholders, under specified conditions, to include their nominees for election as directors in the Company’s proxy materials. Under

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	85

OTHER BUSINESS
the Bylaws, any stockholder, or a group of up to twenty stockholders, owning at least three percent of the Company’s outstanding shares of common stock continuously for at least three years is eligible to nominate and include in the Company’s annual meeting proxy materials director nominees constituting the greater of two directors or twenty percent of the total number of directors of the Company, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. Stockholders seeking to have one or more nominees included in the Company’s proxy statement for its 2023 annual meeting of stockholders must deliver the notice required by the Company’s Proxy Access Bylaw. To be timely, the notice must be received at the Company’s principal executive offices no later than January 20, 2023, nor earlier than December 21, 2022, provided that if the 2023 Annual Meeting of Stockholders is held more than 30 days before, or 60 days after, April 20, 2023, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed.

DISTRIBUTION OF CERTAIN DOCUMENTS
This Proxy Statement, our 2021 Annual Report to Stockholders (the “2021 Annual Report”) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at http://proxy.fhb.com.
We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at ir.fhb.com or the SEC’s website at www.sec.gov.
This Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

86	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

OTHER BUSINESS
We will furnish copies of our SEC filings (without exhibits), including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as the 2021 Annual Report, without charge to any stockholder upon written request or verbal request to our Company’s Secretary at:
First Hawaiian, Inc. Attention: Secretary 999 Bishop Street Honolulu, Hawaii 96813
By Order of the Board of Directors,
Joel E. Rappoport
Executive Vice President, General Counsel
and Secretary

Honolulu, Hawaii
March 11, 2022
A copy of the Company’s 2021 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC are being furnished together with this Proxy Statement. Neither the Company’s 2021 Annual Report nor its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 forms any part of the material for the solicitation of proxies.

FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	87

ANNEX A
Non-GAAP Reconciliation
NON-GAAP FINANCIAL MEASURES
Overview
In addition to reporting our financial information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, we believe that certain non-GAAP measures provide investors with meaningful insights into the Company’s ongoing business performance. We believe that the presentation of these non-GAAP financial measures helps to identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. Investors should also consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Non-GAAP measures have limitations as analytical tools and investors should not consider them in isolation or as a substitute for analysis of our financial results or financial condition as reported under GAAP.
Core Net Income and Reconciliation
We present net income on an adjusted, or “core,” basis. This core measure excludes from net income, the corresponding GAAP measure, the impact of certain items that we do not believe are representative of our financial results. The table below presents a reconciliation of Core Net Income to net income:
	For the Fiscal Years Ended December 31,
	2021	2020	2019
Net income	$265,735	$185,754	$284,392
(Gains) losses on sale of securities	(102)	114	2,715
Costs associated with the sale of stock (Visa)(1)	6,014	4,828	4,500
Loss on litigation	2,100	—	—
One-time noninterest expense items(2)	10,134	—	2,814
Tax adjustments(3)	(4,652)	(1,318)	(2,636)
Total core adjustments	13,494	3,624	7,393
Core net income	$279,229	$189,378	$291,785

(1)
Costs associated with the sale of stock related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016.

(2)
One-time items for the year ended December 31, 2021 consisted of fees related to the prepayment of  $200.0 million of Federal Home Loan Bank advances. Additionally, one-time items for the year ended December 31, 2021 consisted of severance costs. One-time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuant to the Bank’s Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016.

(3)
Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.

A-1	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

ANNEX A
Core Return on Average Tangible Assets and Reconciliation
We compute our return on average tangible assets as the ratio of net income to average tangible assets. The table below presents a reconciliation to the most directly comparable GAAP financial measure:
	For the Fiscal Years Ended December 31,
	2021	2020	2019
	($ in thousands)
Net income	$265,735	$185,754	$284,392
Core net income	279,229	189,378	291,785
Average total assets	$24,426,258	$21,869,064	$20,325,697
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$23,430,766	$20,873,572	$19,330,205
Return on average total assets	1.09%	0.85%	1.40%
Return on average tangible assets	1.13%	0.89%	1.47%
Core return on average tangible assets	1.19%	0.91%	1.51%
Core Return on Average Tangible Stockholders’ Equity and Reconciliation
We compute our Core Return on Average Tangible Stockholders’ Equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total common equity. The table below presents a reconciliation to the most directly comparable GAAP financial measure:
	For the Fiscal Years Ended December 31,
	2021	2020	2019
	($ in thousands)
Net income	$265,735	$185,754	$284,392
Core net income	279,229	189,378	291,785
Average total stockholders’ equity	$2,708,370	$2,698,853	$2,609,432
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders’ equity	$1,712,878	$1,703,361	$1,613,940
Return on average total stockholders’ equity	9.81%	6.88%	10.90%
Return on average tangible stockholders’ equity	15.51%	10.91%	17.62%
Core return on average tangible stockholders’ equity	16.30%	11.12%	18.08%
FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT	A-2

ANNEX A
Core Efficiency Ratio and Reconciliation
We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. The table below presents a reconciliation to the most directly comparable GAAP financial measure:
	For the Fiscal Years Ended December 31,
	2021	2020	2019
	($ in thousands)
Noninterest expense	$405,479	$367,672	$370,437
Loss on litigation	(2,100)	—	—
One-time items(1),(2)	(10,134)	—	(2,814)
Core noninterest expense	$393,245	$367,672	$367,623
Net interest income	$530,559	$535,734	$573,402
Core net interest income	$530,559	$535,734	$573,402
Noninterest income	$184,916	$197,380	$192,533
(Gains) losses on sale of securities	(102)	114	2,715
Costs associated with the sale of stock (Visa)(3)	6,014	4,828	4,500
Core noninterest income	$190,828	$202,322	$199,748
Efficiency ratio	56.45%	50.10%	48.36%
Core efficiency ratio	54.30%	49.77%	47.55%

(1)
Adjustments that are not material to our financial results have not been presented for certain periods.

(2)
One-time items for the year ended December 31, 2021 consisted of fees related to the prepayment of  $200.0 million of Federal Home Loan Bank advances. Additionally, one-time items for the year ended December 31, 2021 consisted of severance costs. One-time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuant to the Bank’s Executive Change-in-Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 2016.

(3)
Costs associated with the sale of stock related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016.

A-3	FIRST HAWAIIAN, INC. 2022 PROXY STATEMENT

FIRST HAWAIIAN, INC. Proxy for Annual Meeting of Stockholders on April 20, 2022 Solicited on Behalf of the Board of Directors The undersigned hereby appoints W. Allen Doane, Faye W. Kurren and Allen B. Uyeda, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of First Hawaiian, Inc., to be held on April 20, 2022 at 8:00 a.m. local time virtually at https://web.lumiagm.com/224987645 (password: fh2022), and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

FIRST HAWAIIAN, INC.

April 20, 2022

8:00 a.m., Local Time

GO GREEN

00003333333330301000 7   042022

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:

	FOR	AGAINST	ABSTAIN
1a W. Allen Doane	☐	☐	☐
1b Robert S. Harrison	☐	☐	☐
1c Faye W. Kurren	☐	☐	☐
1d James S. Moffatt	☐	☐	☐
1e Kelly A. Thompson	☐	☐	☐
1f Allen B. Uyeda	☐	☐	☐
1g Vanessa L. Washington	☐	☐	☐
1h C. Scott Wo	☐	☐	☐
2. Ratification of the appointment of Deloitte and Touche LLP to serve as the independent registered public accounting firm for the year ending December 31, 2022.	☐	☐	☐
3. An advisory vote on the compensation of the Company's named executive officers as disclosed in the proxy statement.	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy is revocable and, when properly executed, will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3.** This proxy also confers discretionary authority to vote (1) with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF FIRST HAWAIIAN, INC. April 20, 2022 8:00 a.m., Local Time GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card, Annual Report on Form 10-K and Annual Report to Stockholders are available at http://proxy.fhb.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333333330301000 7 042022